                                                                   Exhibit 10.21

                        MCW BRICKYARD COMMERCIAL, L.L.C.
                                    LANDLORD





                      INTEGRATED INFORMATION SYSTEMS, INC.

                                     TENANT


                            BANK OF AMERICA BUILDING

                             OFFICE LEASE AGREEMENT




                                 OCTOBER 5, 1999

                             OFFICE LEASE AGREEMENT

                                 BY AND BETWEEN

                     BRICKYARD COMMERCIAL, L.L.C., LANDLORD

                                       AND

                  INTEGRATED INFORMATION SYSTEMS, INC., TENANT

                              DATE: October 5, 1999


                                TABLE OF CONTENTS


SECTION 1.        Fundamental Lease Provisions and Definitions

           (a)        Landlord
           (b)        Landlord's Notice Address
           (c)        Tenant
           (d)        Tenant's Trade Name
           (e)        Tenant's Notice Address
           (f)        Guarantors
           (g)        Leased Premises
           (h)        Permitted Use
           (i)        Initial Term
           (j)        Lease Commencement Date
           (k)        Basic Rent
           (l)        Operating Expense Increases
           (m)        Tenant's Proportionate Share
           (n)        Option Term
           (o)        Security Deposit
           (p)        Parking
           (q)        First Right of Refusal to Lease Additional Space

SECTION 2.        Exhibits

                  EXHIBIT "A" - General Site Plan
                  EXHIBIT "B" - Location and Dimensions of the Leased Premises EXHIBIT "C" - Tenant Improvements
                  EXHIBIT "D" - Rules and Regulations
                  EXHIBIT "E" - Estoppel Certificate
                  EXHIBIT "F" - Guaranty
                  EXHIBIT "G" - Confirmation of Lease Commencement Date
                                and Other Terms

                  EXHIBIT "H" - Estimated First Year Operating Expenses EXHIBIT "I" - Proforma 2000 Budget of Tenant
                  EXHIBIT "J" - Non-Disturbance, Attornment, Estoppel and
                                Subordination Agreement

SECTION 3.        General Definitions

           (a)        Additional Charges
           (b)        Common Areas
           (c)        Event of Default
           (d)        Lease Year
           (e)        "Mortgage"
           (f)        "Operating Expenses
           (g)        "Person"
           (h)        "Prime Rate"
           (i)        Real Estate Taxes
           (j)        Requirements
           (k)        "Shell Improvements"
           (l)        "Tenant Improvements"
           (m)        Term

SECTION 4.        Lease of Leased Premises

SECTION 5.        Completion of Leased Premises; Term

             (a)      Condition of Premises
             (b)      Tenant's Possession
             (c)      Delay

SECTION 6.        Rent and Additional Charges; Computation of Operating Expense
                  Increases

           (a)        Payment of Rent and Additional Charges
           (b)        Computation of Operating Expense Increases
           (c)        Tax Abatement
           (d)        Interest
           (e)        Accord and Satisfaction
           (f)        Late Payment Charge

SECTION 7.        Common Areas

SECTION 8.        Services and Utilities

           (a)        Types
           (b)        Access

SECTION 9.        Upkeep of Premises

                                       ii

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SECTION 10.       Use of Leased Premises

           (a)        General Offices
           (b)        Covenants
           (c)        Prohibitions

SECTION 11.       Rules and Regulations

SECTION 12.       Alterations

SECTION 13.       Signs

SECTION 14.       Insurance

           (a)        Types; Limits
           (b)        Policies
           (c)        Prohibitions
           (d)        Hold Harmless; Subrogation

SECTION 15.       Damage by Fire or Other Casualty

SECTION 16.       Condemnation

SECTION 17.       Assignment and Subletting

           (a)        Prohibition
           (b)        Rent

SECTION 18.       Default Provisions

           (a)        Events of Default
           (b)        Remedies
           (c)        Damages
           (d)        Liquidated Damages

SECTION 19.       Bankruptcy Termination Provision

SECTION 20.       Landlord May Perform Tenant's Obligations

SECTION 21.       Security Deposit

SECTION 22.       Subordination; Financing Requirements

           (a)        Subordination
           (b)        Requirements


                                      iii

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SECTION 23.       Attornment

SECTION 24.       Quiet Enjoyment

SECTION 25.       Landlord's Right of Access

SECTION 26.       Limitation on Landlord's Liability

           (a)        Limitation
           (b)        Force Majeure

SECTION 27.       Certificates

SECTION 28.       Surrender of Leased Premises

SECTION 29.       Holding Over

SECTION 30.       Leasing Commission

SECTION 31.       General Provisions

           (a)        Binding Effect
           (b)        Laws
           (c)        Waiver
           (d)        Notices
           (e)        Entirety
           (f)        Waiver of Jury
           (g)        Waiver of Venue
           (h)        Corporations
           (i)        Time of Essence
           (j)        Words and Phrases
           (k)        Limit on Landlord's Liability
           (l)        Counterparts
           (m)        No representations Concerning Project
           (n)        Condominium Acts

SECTION 32        Payment for Tenant Improvements

SECTION 33        Landlord's Representations and Warranties

           (a)    Zoning
           (b)    Legal Compliance
           (c)    Environmental Compliance
           (d)    Tenant's Use

SECTION 34        Hold Harmless


                                       iv

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SECTION 35        Right to Terminate/Development Commencement

SECTION 36        Miscellaneous

SECTION 37        Renewal Option

SECTION 38        Landlord Right to Reclaim Vacant Leased Premises

                             OFFICE LEASE AGREEMENT




SECTION 1.        FUNDAMENTAL LEASE PROVISIONS AND DEFINITIONS

(a)      Landlord:                          MCW Brickyard Commercial, L.L.C., an Arizona limited liability company

(b)      Landlord's Notice Address:         c/o MCW Holdings, L.L.C.
                                            P. O. Box 3065
                                            Tempe, Arizona 85280-3065 (mail)

                                            602 West First Street
                                            Tempe, Arizona 85281-2606 (delivery)
                                            Attn:  William G. Was, Jr. or Theodore F. Claassen

         with a copy to:                    David W. Kreutzberg
                                            Squire, Sanders & Dempsey L.L.P.
                                            40 North Central Avenue, Suite 2700
                                            Phoenix, Arizona 85004-4400

                                            Rent payments shall be made payable
                                            to Landlord at the address specified
                                            above.

(c)      Tenant:                            Integrated Information Systems, Inc., an Arizona corporation.

(d)      Tenant's Trade Name:               Integrated Information Systems

(e)      Tenant's Notice Address:           1560 West Fountainhead Parkway, Suite 200
                                            Tempe, Arizona 85282

                                            After the Lease Commencement Date,
                                            the address of the Leased Premises
                                            will be Tenant's notice address.
                                            Copies of all notices to Tenant
                                            shall also be sent to:

                                            Sharon Fabian
                                            Snell & Wilmer
                                            One Arizona Center
                                            Phoenix, Arizona 85004-0001

(f)      Guarantors:                        Jim and Julie  Garvey.  The  Guaranty  will  terminate  when and if the original  Tenant becomes a publicly  traded

                                            corporation  (i.e.,  whose
                                            stock is traded on a public  securities  market in the United  States).
                                            In  addition,  provided  Tenant  fully and timely  performs  all of its obligations  hereunder  or cures any  breach  within any  allowed  cure period,  then upon  completion  of each  complete  calendar year of the
                                            Term for which Landlord has timely  received all rent and charges,  the term for which the Guaranty  shall be  outstanding  shall be reduced by one  calendar  year.  For  example,  at the end of the  first  calendar year of the Lease  Term  (i.e.,  one year  from the Lease  Commencement
                                            Date),  provided  there has been no breach or default and  Landlord has timely  received  all rent  and  charges,  the  Guaranty  will  then be deemed to expire after the ninth  calendar  year of the original  Lease
                                            Term,  provided that there is no breach or default  hereunder  prior to end of such ninth calendar year.

(g)      Leased Premises:                   The approximate  71,460  rentable  square feet (the "Leased  Premises")
                                            to be  located  on the  fourth,  fifth and sixth  floors of the Bank of
                                            America  Building  located at 699 South  Mill  Avenue,  Tempe,  Arizona
                                            (the  "Building")  together with all  improvements to be constructed as part  of  such  interior  space.  The  Leased  Premises  are  shown  on
                                            Exhibit "B"  attached  hereto.  The Leased  Premises do not include any facilities or area outside of such Leased  Premises,  including but not limited to  exteriors  of walls,  the roof of the  Building  or any air space above the  Building.  The Building is a part of the  Brickyard on
                                            Mill,  a  multiuse   project  (the  "Project")   composed  of  multiple
                                            buildings  and an  underground  parking  garage (the  "Garage"),  and a site plan of the  Building  and of the  proposed  layout of the Project
                                            is   attached   as   "Exhibit   "A."  In   completing   design  of  and
                                            constructing  the  Building,  Landlord  may make minor  alterations  to layouts,  dimensions  and other matters.  Upon  completion of the shell improvements,  the Leased  Premises and Building  will be remeasured by
                                            Landlord's  architect  to  establish  the  rentable and useable area of the Leases Premises  pursuant to BOMA standards  (Z65.1-1996),  and the rentable  area  of the  Building,  with  office  areas  being  computed pursuant to BOMA  standards  and retail areas being  computed to be the
                                            gross  leaseable  area  as  determined  and  consistently   applied  by
                                            Landlord for all retail areas.

                                            The Tenant will have the right to use (but not to alter or change in any way) any balconies contiguous to the Leased

                                            Premises as shown on the
                                            final approved working drawings for the Building, subject to any reasonable special rules Landlord may adopt for the use of balconies.
                                            Although such balconies are not part of the Leased Premises and therefore
                                            Tenant does not pay rent thereon, all non-rent provisions of this
                                            Lease shall fully apply to such balconies. Prior to use, flooring approved by Landlord will have to be installed as part of the Tenant
                                            Improvements in the balconies contiguous to the Leased Premises.
                                            NO PENETRATION OF THE FLOORING MAY EVER BE MADE.

(h) Permitted Use:                          Tenant shall use the Leased Premises solely for general
                                            office uses pursuant to Section 10 below.

(i) Initial Term:                           The period commencing on the Lease Commencement Date and
                                            ending on the last day of the calendar month which completes ten
                                            (10) full years and zero (0) full months thereafter unless sooner terminated in accordance with the provisions hereof.

(j) Lease Commencement Date:                See Section 5.

(k) Basic Rent:

            Period                 Annual Basic Rent Per          Annual Basic Rent           Monthly Basic Rent
                                      Rentable Square
                                           Foot
          Years 1-3                       $ 24.50                  $ 1,750,770.00                $ 145,897.50
          Years 4-6                        26.30                    1,879,398.00                  156,616.50
          Years 7-9                        28.25                    2,018,745.00                  168,228.75
  Years 10 plus any partial                30.35                    2,168,811.00                  180,734.25
 month at the end of the Term

                                            For this purpose, the first year
                                            starts with the Lease Commencement
                                            Date and ends one year later. The
                                            rentable area of the Leased Premises
                                            will be established by Landlord's
                                            architect after measurement of the
                                            Building and Leased Premises under
                                            Section 1(g), and the foregoing
                                            amounts shall be adjusted to reflect
                                            the adjusted rentable area.
                                            Notwithstanding the foregoing, until
                                            the TI Payment is made under Section
                                            32 below, the Basic Rent payments
                                            will be reduced by an amount equal
                                            to $2.25 per rentable square foot
                                            per year, prorated appropriately.

(l)      Operating Expense
         Increases:                         Tenant   will  pay  as  an   Additional   Charge   hereunder   Tenant's
                                            Proportionate  Share  of  Operating  Expenses  (including  Real  Estate
                                            Taxes)  paid or  incurred  each  calendar  year in  excess of $8.60 per square  foot  ("Expense  Stop")  payable  as  more  fully  provided  in
                                            Section 3(b) hereof and  commencing  with the  thirteenth  (13th) month of the Lease Term.  However,  the increase in  "Controllable  Operating
                                            Expenses"  for any year from the prior  year  will be  limited  to five per cent (5%).  For this  purpose,  "Controllable  Operating  Expenses"
                                            shall  include  only those items over which  Landlord  or the  property
                                            manager  has   discretion   or  control.   For  example,   but  without
                                            limitation,  property taxes,  utilities and insurance  premiums are not
                                            Controllable Operating Expenses.

(m)      Tenant's Proportionate
         Share:                             73.2% (the agreed percentage that the rentable square footage of the
                                            Leased Premises bears to the total rentable square footage of all office space contained in the Building), subject to adjustment when final square footages are available under Section 1(g).

(n)      Option Term:                       See Section 37 below.

(o)      Security Deposit:                  $145,897.50  (an amount equal to one (1) month's  Basic Rent),  payable one  half  (1/2)  on  that  date  which  is six  (6)  months  after  full execution  of this  Lease  and one half (1/2)  upon  Landlord  commencing
                                            Tenant's   Tenant   Improvements.   Landlord  will  hold  the  Security
                                            Deposit  in  an  interest-bearing   account  and  credit  the  interest
                                            thereon to Tenant as received or available.

(p)      Parking:                           Tenant has the right to permits  for three (3)  unreserved  and one (1)
                                            reserved  parking  spaces per 1,000 square feet of the Leased  Premises at  prevailing  rates,  plus tax,  during the Lease Term and subject to all applicable  rules and  regulations  relating to the Garage,  except
                                            that   reserved   spaces  will  be  $25.00  per  month  per  space  and
                                            unreserved  spaces  will be  $12.50  per  month  for the  first two (2)
                                            years of the Lease  Term,  and $37.50  and  $18.75,  respectively,  for years  3-5 of the Lease  Term,  plus  tax;  and for  years  6-10 of the
                                            Lease  Term,  the lesser of (i) $50.00 and $25.00,  respectively,  plus customary  increases  therein which shall not exceed five per cent (5%)
                                            per  year,  or (ii)  then  prevailing  charges  for  such  parking  the
                                            Project.  All of

                                            these  permits  will allow for parking  from 6:00 a.m.
                                            to  6:00  p.m.  Monday  through  Friday,  inclusive  of  "event  days".
                                            Reserved  spaces  are  reserved  from  6:00 a.m.  to 8:00  p.m.  Monday through  Friday,  and 8:00 a.m.  to 12:00 noon on  Saturday,  excluding holidays.  During business hours,  approximately  100 customer  parking spaces,  including  valet service,  will be provided for the Project on the P-1 level.  Tenant's  customers  will  receive  the first 11/2hours of  parking  free of charge to the  customer  and  Tenant.  Tenant  may purchase  validation  stickers/rights  for its customers for additional parking,  at one half (1/2) of the  prevailing  posted rates from time to time, with the initial such posted rate to be $1.50 per hour.

(q)      First Right of Refusal to
         Lease Additional Space:            At  such  time  as  Landlord  receives  a  Certificate  of  Substantial
                                            Completion  for the  Building,  Landlord  shall  advise  Tenant  of any office space in the Building then  available  for lease,  provided that
                                            Tenant  is not  then in  default  or  breach  under  this  Lease  after expiration of any  applicable  cure periods.  Further,  at such time as any office space  within the  Building is  available  for lease and not subject to rights of any third  party and  provided  Tenant is not then in default or breach  under this  Lease,  Landlord  will give notice to
                                            Tenant of the  availability  of such office space.  If Tenant  delivers a letter of interest  within  fifteen (15)  business days of receipt of
                                            Landlord's  notice,  and the parties  negotiate and execute a new Lease therefor or an amendment  to this Lease  dealing with such space within thirty (30)  business  days after Tenant  receives  Landlord's  notice, then  Landlord  shall not lease such space to any third  party,  but if either  of these  requirements  is not met,  Landlord  shall be free to lease such  office  space to any third party and this  provision  shall terminate  and be of no  further  force or effect  with  respect to the
                                            Lease of such  office  space  until it is leased  to a third  party and then becomes again available for lease thereafter;  provided,  however, that if the  proposed  lease  for a third  party  is at a lower  rental rate,  Landlord  shall  present  that  lease to Tenant who may elect to lease the office  space in  question in  accordance  with that lease by executing  the lease  within  seven (7)  calendar  days  after  receipt thereof.

Each reference in this Lease to any of the Fundamental Lease Provisions contained in this Section shall be construed to incorporate all of the terms provided under each such Fundamental

Lease Provision. In the event of any conflict between any Fundamental Lease Provision and the balance of the Lease, the former shall control.

SECTION 2.        EXHIBITS.

The following drawings and special provisions are attached hereto as exhibits and made a part of this Lease, being incorporated herein by this reference.

EXHIBIT "A" - General site plan of an integrated retail/office building known as "The Bank of America Building" which Landlord will construct at Mill Avenue and 7th Street in Tempe, Arizona, and the proposed layout of The Brickyard on Mill, hereinafter referred to as the "Project." Said site plan shows, among other things, the principal improvements which comprise said Project.

EXHIBIT "B" - Location and Dimensions of the Leased Premises.

EXHIBIT "C" - Tenant Improvements.

EXHIBIT "D" - Rules and Regulations.

EXHIBIT "E" -Estoppel Certificate.

EXHIBIT "F" - Guaranty.

EXHIBIT "G" - Confirmation of Lease Commencement Date and Other Terms.

EXHIBIT "H" - Estimated First Year Operating Expenses.

EXHIBIT "I" - Pro forma 2000 Budget of Tenant.

EXHIBIT "J" - Non-Disturbance, Attornment, Estoppel and Subordination Agreement.

SECTION 3. GENERAL DEFINITIONS. As used in this Lease, the following words and phrases shall have the meanings indicated:

(a) Additional Charges. All amounts payable by Tenant to Landlord under this Lease other than the Basic Rent, including amounts referred to as "additional rent." All Additional Charges shall be deemed to be additional rent and all remedies applicable to non-payment of Basic Rent shall be applicable thereto.

(b) Common Areas. All areas and facilities of the Building provided by Landlord for the mutual, non-exclusive use of all tenants of the Building, including, but not limited to, all parking areas, sidewalks, driveways, and landscape areas of the Building, such Common Areas to be under the exclusive control of Landlord.

(c) Event of Default. Any of the events set forth in Section 18 shall be deemed a default under this Lease.

(d) Lease Year. The period commencing on the Lease Commencement Date and ending on the last day of the calendar year in which said Lease Commencement Date occurs shall constitute the first "Lease Year" as such term is used herein. Each successive full calendar year during the Term thereafter shall constitute a "Lease Year" and any portion of the Term remaining after the last full calendar year shall constitute the last "Lease Year" for the purposes of this Lease.

(e) The word "mortgage," shall mean any mortgage or deed of trust, and the word "mortgagee" shall mean the holder of any mortgage or the beneficiary of any deed of trust.

(f) For purposes hereof, the term "Operating Expenses" shall mean all costs and expenses paid or incurred by Landlord in connection with the ownership, management, leasing, operation, servicing and maintenance of the office component of Building as a First Class retail and office building including, but not limited to, employees' wages, salaries and welfare and fringe benefits; payroll taxes; business and franchise taxes; Real Estate Taxes; premiums for fire and casualty, liability, workmen's compensation and other insurance; electricity, gas, oil, sewer, water, and other fuel or utility charges; telephone services; exterminating services; detection and security services; parking lot and sidewalk repaving and trash and snow removal; landscaping services; repairs, maintenance, additions, replacements and improvements made by Landlord to the office component of Building (properly depreciating any capital improvements); building, janitorial and cleaning supplies; uniforms and dry cleaning; window cleaning; contracts for the servicing and maintenance of elevators, boilers, HVAC, and other mechanical equipment; administrative costs and overhead expenses; other miscellaneous expenses which are management-related; and management fees.

The Building contains office and retail components. Those Building expenses that are common for the entire Building (for example, exterior maintenance) will be divided between the office and retail components based on relative rentable square footages under Section 1(g), with only the office component's share included in Operating Expenses for this Lease. Those expenses which relate to services, facilities or functions for one component or the other will be allocated entirely to that component and those allocated to the office component will be included in Operating Expenses for this Lease. For example, retail tenants receive limited services, and do not receive interior janitorial services and pay for their own electricity. Therefore, expenses for janitorial and electrical services for the office tenants will be entirely allocated to the office tenants and will be included in Operating Expenses.

Operating Expenses further include the office component's share of all amounts paid or incurred by Landlord with respect to the Building under or pursuant to
(a) the Declaration of Covenants, Conditions and Restrictions for The Brickyard Condominium dated September 13, 1999, as amended, and the Articles, Bylaws and Rules of or adopted by The Brickyard Association, as amended, and (b) the "Parking Assessment" and any "O&M Costs" for the Building pursuant to which the Parking Garage is available to the Building's tenants ("Brickyard Condo Expenses"). To the extent these charges affect more than the Building, the Building shall bear and be charged a proportionate share thereof based on the relative rentable square footages, with that share to be allocated between the office and retail component per the square footages determined under Section 1(g). The Building is part of Unit 2 of the Condominium. Initially, the Building's share of the Brickyard Condo Expenses assessed against Unit 2 is 80.09%, the 7th Street Building's share is 8.65% and the Unit 2 portion of the Orchidhouse Building's share is 11.26%, but these are subject to change if building square footages vary. Landlord agrees that Tenant's Proportionate Share of Operating Expenses that are Brickyard Condo Expenses will not exceed what would be Tenant's Proportionate Share of Operating Expenses typically incurred for comparable buildings that are not part of a condominium taking into account expenses which are avoided in this Project due to the Building's participation in the Condominium, with appropriate prorations and adjustments to account for differences in buildings and projects.

To the extent Landlord owns multiple buildings in the Project, some or all Operating Expenses for all buildings may be aggregated, subject to the terms of this Lease, with the Building to be allocated a proportionate share thereof based on relative rentable areas.

The first year's estimated Operating Expenses budget is attached as Exhibit "H" for illustrative purposes only and (a) the budget is subject to change by Landlord at any time and (b) Landlord providing an estimated budget does not constitute a representation or warranty that expenses will, in total or in any line item, match the budget.

Notwithstanding the foregoing, Operating Expenses shall not include the following:

                  (1) Any costs or expenses for which Landlord is or will be reimbursed or indemnified (whether by an insurer, condemnor, tenant or otherwise);

                  (2) Overhead and administrative costs of Landlord not directly incurred in the operation and maintenance of the Building;

                  (3) Depreciation or amortization of the original Building or its original contents or components;

                  (4) Expenses for the preparation of space or other work which Landlord performs for any tenant or prospective tenant of the Building;

                  (5) Expenses for repairs or other work which is caused by fire, windstorm, casualty or any other insurable occurrence, but Landlord's insurance deductible will be included in Operating Expenses;

                  (6) Expenses incurred in leasing or obtaining new tenants or retaining existing tenants, including leasing commissions, legal expenses, advertising, entertaining or promotion;

                  (7) Interest, amortization or other costs, including legal fees, associated with any mortgage, loan or refinancing of the Building or any common areas, transfer or recordation taxes and other charges in connection with the transfer of ownership in the Building, land trust fees, and rental due under any ground lease relating to the property on which the Building is located;

                  (8) Expenses incurred for any necessary replacement of any item to the extent that it is covered under warranty, and the cost of correcting defects in the construction of the Building or any common areas; provided, however, that repairs resulting from ordinary wear and tear shall not be deemed to be defects;

                  (9) The cost of any item or service which Tenant separately reimburses Landlord or pays to third parties, or which Landlord provides selectively to one or more tenants of the Building, other than Tenant, whether or not Landlord is reimbursed by such other tenant(s). This category shall include the actual cost of any special electrical, heating, ventilation or air conditioning required by any tenant that exceeds normal building standards or is required during times other than the standard business hours stated in this Lease;

                  (10) Accounting and legal fees relating to the ownership, construction, leasing, sale of or relating to any litigation in any way involving the Building, or any common areas, or to the enforcement of the terms of any lease, except accounting fees with respect to computing Operating Expenses;

                  (11) Any interest or penalty incurred due to the late payment of any Operating Expense and/or Real Estate Tax;

                  (12) The cost of correcting any applicable building or fire code violation(s) or violations of any other applicable law relating to the Building, or any common areas, and/or the cost of any penalty or fine incurred for noncompliance with the same, and any costs incurred to test, survey, cleanup, contain, abate or remove any environmental or Hazardous Substances or materials, including asbestos containing materials from the Building or any common areas or to remedy any breach or violation of any Environmental Laws;

                  (13) Any personal property taxes of the Landlord for equipment or items not used directly in the operation or maintenance of the Building, nor connected therewith;

                  (14) Management fees in any year shall not exceed an amount equal to four per cent (4%) of the gross rental revenue received for that period. In no event shall the payroll, payroll related and other expenses related to any employees of Landlord above the Building Manager or equivalent operational level or not working full-time on the management or operation of the Building be included in Operating Expenses, provided that such expenses of part-time workers may be included if equitably allocated to reflect actual time spent on the Building;

                  (15) Any costs or expenses for sculpture, paintings, or other works of art, including costs incurred with respect to the purchase, ownership, leasing, repair, and/or maintenance of such works of art, except those required as part of Tempe's arts program for new buildings;

                  (16) All expenses directly resulting from the negligence or willful misconduct of the Landlord, its agents, servants or other employees;

                  (17) All bad debt loss, rent loss, or reserve for bad debt or rent loss;

                  (18) All costs associated with ensuring that the Building operating and management systems and computer controlled facility components have been designed or upgraded to accurately process data/time data from, into and between the twentieth (20th) and twenty-first (21st) centuries and the years 1999, 2000, and all leap years;

                  (19) Payroll and payroll related expenses for any employees in commercial concessions operated by the Landlord;

                  (20) Any amount paid to an entity related to Landlord which exceed the amount that would have been paid for comparable goods or services in an arms-length transaction between unrelated parties in said market;

                  (21) Any expenditure made more than eighteen (18) months prior to the calendar year covered by Landlord's Operating Expense statement, except amortization items; and

                  (22) Capital expenditures including rentals and any other related expenses incurred in leasing capital items, and contributions to Operating Expense reserves, except those (i) required by new or revised Requirements, or (ii) which will improve Operating Expenses, amortized over the useful life thereof, provided the amortized cost in any year does not exceed the reasonably estimated savings that would be lost if that capital item was not incurred.

(g) The word "person" shall mean a natural person, a partnership, a corporation and any other form of business or legal association or entity.

(h) The words "Prime Rate" shall mean the prime rate of interest charged from time to time by Bank One Arizona or its successor to its most favored customers on commercial loans having a 90-day duration.

(i) Real Estate Taxes. All taxes, assessments, water and sewer rents, if any, and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, levied or assessed upon or with respect to the ownership of and/or all other taxable interests in the Building imposed by any public or quasi-public authority having jurisdiction. Except for taxes, fees, charges and impositions described in the next succeeding sentence, Real Estate Taxes shall not include any inheritance, estate, succession, transfer, gift, income or profit tax or capital levy. If at any time during the Term the methods of taxation shall be altered so that in addition to or in lieu of or as a substitute for the whole or any part of any Real Estate Taxes levied, assessed or imposed there shall be levied, assessed or imposed (i) a tax, license fee, excise or other charge on the rents received by Landlord, or (ii) any other type of tax or other imposition in lieu of, or as a substitute for, or in addition to, the whole or any portion of any Real Estate Taxes, then the same shall be included as Real Estate Taxes. A tax bill or true copy thereof, together with any explanatory or detailed statement of the area or property covered thereby, submitted by Landlord to Tenant shall be prima facie evidence of the amount of taxes assessed or levied, as well as of the items taxed. In the event any building adjacent to the Building in which Landlord has an interest is not separately assessed and taxed, Landlord shall have the right to allocate a proportionate share to each such building and Landlord's determination thereof shall be binding on the parties hereto. If any real property tax or assessment levied against the land, buildings or improvements covered hereby or the rents reserved therefrom, shall be evidenced by improvement or other bonds, or in other form, which may be paid in annual installments, only the amount paid or payable in any Lease Year shall be included as Real Estates Taxes for that Lease Year for purposes of this
Section 3(i).

If, as a result of any application or proceeding brought by or on behalf of Landlord for reduction in the assessed valuation of the property on which the Building is located affecting any tax year occurring during the term of this Lease, there shall be a decrease in Real Estate Taxes for any such tax year, Landlord's next annual statement following such decrease shall include an adjustment for such tax year reflecting the tax decrease, less all reasonable costs and expenses incurred by Landlord in connection with the application or proceeding to reduce the property taxes for said tax year.

(j) Requirements. All laws, statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, and the appropriate agencies, offices, departments, boards and commissions thereof, and the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Building or any part thereof and/or the Leased Premises, and notices from Landlord's mortgagee, as to the manner of use or occupancy or the maintenance, repair or condition of the Leased Premises and/or the Building, and the requirements of the carriers of all fire insurance policies maintained by Landlord on the Building, as well as the Rules and Regulations attached hereto as Exhibit "D".

(k) The words "Shell Improvements" are defined in Exhibit "C".

(l) The words "Tenant Improvements" are defined in Exhibit "C".

(m) Term. The Initial Term and the extended term(s), if any, as to which Tenant shall have effectively exercised any right to extend, but in any event the Term shall end on any date when this Lease is sooner terminated.

SECTION 4.        LEASE OF LEASED PREMISES

Landlord hereby leases unto Tenant and Tenant hereby leases and takes from Landlord, the Leased Premises for the Lease Term, at the Rental, and upon the covenants and conditions hereinafter set forth. Landlord shall deliver the Leased Premises to Tenant in substantial conformance with the Improvements to be constructed in accordance with Exhibit "C".

SECTION 5.  COMPLETION OF LEASED PREMISES; TERM.

(a) Condition of Premises. Except to the extent of the Shell Improvements and Tenant Improvements, Landlord is leasing the Leased Premises to Tenant "as is," without any obligation to alter, remodel, improve, repair or decorate any part of the Leased Premises. Landlord shall cause the Premises to be completed in accordance with Exhibit "C".

(b) Tenant's Possession. Tenant's taking possession of any portion of the Leased Premises shall be conclusive evidence that the Leased Premises was in good order, repair and condition excepting any outstanding punch list items. If Landlord authorizes Tenant to take possession of any part of the Leased Premises prior to the Lease Commencement Date for any purpose, all terms of this Lease shall apply to such pre-Term possession, excluding Basic Rent.

(c) Commencement Date. The term Commencement Date shall mean the date when all of the following have occurred: (a) all of the Tenant Improvements to be constructed by Landlord have been substantially completed in accordance with the provisions of Exhibit "C" subject only to the completion of minor punch list items that will not interfere with Tenant's use and operation of the Leased Premises for the normal conduct of Tenant's business, (b) Tenant is allowed to use and occupy the Leased Premises in accordance with all building and safety codes and regulations and (c) Landlord has delivered the Leased Premises to Tenant.

(d) Delay. If Landlord is unable to deliver the Leased Premises to Tenant, with the Shell Improvements and Tenant Improvements substantially completed, on or prior to November 30, 2000, solely because of any reason other than Tenant Delay as described in Paragraph 4 of Exhibit "C" ("Landlord Delay") then (i) for the first ninety (90) days of any such Landlord Delay, the Commencement Date shall be adjusted back for each day of Landlord Delay; (ii) for the ninety-first
(91st) through the one hundred eightieth (180th) day of any such Landlord Delay, Tenant shall receive a rent credit covering Basic Rent ("Rent Credit") equal to one day's Basic Rent for each two days of such Landlord Delay and the Commencement Date shall be adjusted back for each day of Landlord Delay; and,
(iii) in the event of any such Landlord Delay beyond the earlier of (i) one hundred eight (180) days plus any Force Majeure, delays, or (ii) two hundred seventy (270) days without extension for Force Majeure, then Tenant shall have the right to terminate this Lease on written notice to Landlord and any monies previously paid by Tenant shall be promptly returned to Tenant and the parties shall have no further duties or obligations under this Lease and all ancillary documents. The assumption of possession of the Leased Premises by Tenant shall constitute an acknowledgement by Tenant that the Leased Premises are in good condition and the work done by Landlord therein is satisfactory and accepted in their then "as is" condition subject to the completion of any outstanding punch list items. Within ten (10) days after the Lease Commencement Date, Landlord and Tenant shall, at the request of either of them, execute a written instrument setting forth the Lease Commencement Date, date of expiration of the Term, measured rentable square footage, Basic Rental and Tenant's Proportionate Share pursuant to Exhibit "G" attached hereto.

SECTION 6. RENT AND ADDITIONAL CHARGES; COMPUTATION OF OPERATING EXPENSE INCREASES.

(a) Payment of Rent and Additional Charges. Tenant shall pay the Basic Rent in equal monthly installments in advance on the first day of each month during the Term, except that if the Lease Commencement Date is not the first day of a month, Basic Rent for the period commencing on the Lease Commencement Date and ending on the last day of the month in which the Lease Commencement Date occurs shall be pro-rated for each day at the rate of one-thirtieth (1/30) of the full monthly installment of Basic Rent and paid on the Lease Commencement Date. If any due and owing Basic Rent is underpaid as a result of failure to make any required adjustment thereto or other cause, after such required adjustment thereto or other cause, Tenant shall pay such deficiency in its entirety along with the next monthly payment of Basic Rent. Tenant shall also pay Tenant's Proportionate Share of Operating Expense Increases as provided in Section 6(b) hereof. Except as may otherwise be provided herein, the Basic Rent and all Additional Charges shall be paid promptly when due, in lawful money of the United States, without notice or demand and without deduction, diminution, abatement, counterclaim or setoff of any amount or for any reason whatsoever, to Landlord at Landlord's Notice Address or at such other address or to such other person as Landlord may from time to time designate. Tenant shall further pay, as an Additional Charge, all sales, excise, rent or other taxes levied or charged on amounts paid by Tenant. If Tenant makes any payment to Landlord by check, the same shall be by check of Tenant only, and Landlord shall not be required to accept the check of any other person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mails. All bank service charges resulting from any bad checks shall be borne by Tenant. The Rent reserved under this Lease shall be the total of all Basic Rent and Additional Charges, increased and adjusted as elsewhere herein provided, payable during the entire Term and, accordingly, the methods of payment provided for herein, namely, annual and monthly rental payments, are for convenience only and are made on account of the total Rent reserved hereunder.

(b)      Computation of Operating Expense Increases.

         (1) Following the expiration of each calendar year, Landlord shall submit to Tenant a statement setting forth in reasonable detail the Operating Expenses for the preceding calendar year and the amount, if any, due to Landlord from Tenant for such calendar year on account of Operating Expense Increases, less any estimated amounts thereof paid by Tenant as provided below and taking into account the limitation on increases in Controllable Operating Expenses set forth in Section 1(l) above. Such statement shall constitute a final determination between Landlord and Tenant for the period represented thereby, and if such statement shows Operating Expense Increases due from Tenant to Landlord with respect to the preceding calendar year, in excess of any estimated amounts thereof paid by Tenant, then Tenant shall make payment of any unpaid portion thereof within ten (10) days after receipt of such statement. If the estimated payments by Tenant exceed the Operating Expense Increases, Landlord will credit the excess against the next amounts due from Tenant for Operating Expense Increases. At any time (but not more than twice during any calendar year), Landlord may estimate or re-estimate the amount of Operating Expense Increases to be due for a calendar year and require and adjust monthly installment payments of the estimated increase, including payment of additional estimated amounts for prior months upon adjustment of any estimate, as additional rent. The regular monthly estimated amounts shall be payable on the first day of each month, and any "catch up" or adjustment payments will be due within thirty (30) days of Landlord providing a statement thereof. All estimated payments made shall be credited toward the Operating Expense payment due from Tenant for the current calendar year, subject to adjustment as and when the statement for such current calendar year is rendered by Landlord.

         (2) If the Lease Commencement Date is not the first day of a calendar year, then the Operating Expense payment (if any) due hereunder for such first calendar year shall be a proportionate share of said Operating Expense payment for the entire calendar year, said proportionate share to be based upon the length of time that the Term was in existence during such first calendar year. Upon the date of expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the Term, or any prior or subsequent date, a proportionate share of said Operating Expense payment for the calendar year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that the Term shall have been in existence during such calendar year. Landlord shall, as soon as reasonably practicable, cause statements of the Operating Expenses for that calendar year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing. Landlord's and Tenant's obligation to make the adjustments referred to in subparagraphs (1) and
(2) of this Section 3(b) shall survive any expiration or termination of this Lease. Any delay or failure of Landlord in billing any Operating Expense payment hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Operating Expense payment.

         (3) Landlord agrees to maintain complete records of Operating Expenses. All such records shall be retained following the furnishing by Landlord to Tenant of Landlord's statement of accounting as to such expenses, for a period of at least three years. Not more frequently than once per year, and, with respect to any fiscal year, until the end of one calendar year thereafter, Tenant, or its representatives, shall have the right to examine and to copy Landlord's books and records showing such expenses at Tenant's sole cost and expense and Landlord shall reasonably cooperate in any such inspection or audit. Such examination will be upon reasonable prior notice to Landlord and during normal business hours at the office of landlord's Building Manager or such other place designated by Landlord following Tenant's receipt of the Landlord's statement. The results of such review shall be for the benefit of Landlord and Tenant only, shall be maintained in confidence by Tenant and shall not be disseminated or furnished to any other person or entity. Tenant may use accountants or other professionals to aid Tenant in conducting the audit, but Tenant may not use any auditing services or consultants that are paid on a contingent fee basis or are owned by, affiliated with, employed by or related to any office building landlords or office building management companies or services.

If, as a result of Tenant's review, Tenant claims that any particular items were incorrectly included as Operating Expenses or incorrectly reflected as to the amount due under this Lease or Tenant claims any mathematical errors exist in Landlord's statement, Tenant shall promptly give written notice to Landlord after the audit. Said notice shall clearly reflect the reasons for the disagreement and the amount claimed by Tenant as owed from Landlord. Tenant and Landlord shall then meet in an effort to resolve the differences in their respective findings. If a resolution is not reached within twenty (20) days of Tenant's written notice, then the parties shall jointly designate an independent certified public accountant to audit the Operating Expenses for the period in question. The findings of said accountant shall be binding on both the Landlord and Tenant. To the extent that the accountant's determination of Operation Expenses indicates that the expenses reflected on Landlord's statement were overstated by more than seven percent (7%) of the actual Operating Expenses for the subject year, then Landlord shall bear the cost of the audit and shall refund all amounts of over payment made by Tenant with interest at the rate set forth in Section 7(d) of the Lease within ten (10) days following receipt of the accountant's determination.

(c) Tax Abatement. As a financial incentive to the development of the Leased Premises and other portions of the Building, Landlord received an abatement or reduction in amounts which would otherwise be payable as taxes to the City of Tempe, Maricopa County or other taxing authority (the "Tax Abatement"), during all or part of the Lease Term, in accordance with Arizona Revised Statutes
Section 42-6209, as amended. Even though such Tax Abatement constitutes a financial benefit to Landlord, Operating Expenses shall be deemed to include, on an annual basis, an amount equal to Two and 29/100 Dollars ($2.29) multiplied by the number of square feet of the Leased Premises, as hereinafter adjusted ("Abated Taxes Payment"). The Abated Taxes Payment shall be included in the Tenant's Proportionate Share of the Operating Expenses. The Abated Taxes Payment is intended to approximate the Tenant's share of the additional taxes which would have been payable in the event that Landlord had not obtained the Tax Abatement. Landlord and Tenant acknowledge and agree that it is difficult to determine accurately the precise amount of additional taxes which would have been payable were it not for the Tax Abatement, and, accordingly, Landlord and Tenant agree that the Abated Taxes Payment is a fair and equitable payment. Tenant's Proportionate Share of Operating Expenses shall include the Abated Taxes Payment for as long as Landlord receives the Tax Abatement. For the Tax Year (as hereinafter defined) in which the Lease Term commences or terminates, the provisions of this paragraph shall apply, but the liability of Tenant for its Abated Taxes Payment for such Tax year shall be subject to a pro rata adjustment based upon the number of days of such Tax Year falling within the Lease Term.

The Abated Taxes Payment shall be adjusted annually, as of the first day of each Tax Year (as hereinafter defined), by the percentage increase in real estate taxes for comparable projects in the City of Tempe as compared to the real estate taxes for such projects as of the first day of the preceding tax year; provided, however, that the annual adjustment shall not exceed five percent (5%) per Tax Year during the Lease Term. Tenant shall be obligated to pay the Abated Taxes Payment regardless of any difference in tax rates which may be applicable to different portions of the Project or Building, and regardless of the actual assessed values and tax rates applicable or allocable to the Leased Premises and/or the Project or Building.

Landlord shall give to Tenant prior to or during each Tax Year throughout the Lease Term an estimated Abated Taxes Payment statement in which Landlord shall estimate the Abated Taxes Payment included in Operating Expenses for such Tax year ("Abated Taxes Payment Statement").

After each Tax Year, Landlord shall give Tenant notice of the final Abated Taxes Payment for such Tax Year included in Operating Expenses, and the same will be reconciled as part of the reconciliation of estimated and actual Operating Expenses.

"Tax Year" means each twelve (12) month period established as the real estate tax year by the taxing authorities having lawful jurisdiction over the Building.

(d) Interest. If Tenant fails to pay any Basic Rent or Additional Charges within 10 days after the same becomes due and payable and Tenant has received written notice of such failure from

Landlord and has not cured such failure within 5 days of such notice, interest shall, at Landlord's option, accrue on the unpaid portion thereof at the rate of one percent (1%) per month or one percentage point above the Prime Rate in effect on such due date, whichever is higher, but in no event at a rate higher than the maximum rate allowed by law, and shall be payable on demand. Such interest shall be deemed additional rent hereunder and shall be collectible as such.

(e) Accord and Satisfaction. No payment by Tenant or receipt by Landlord of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Basic Rent or Additional Charges; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance due or to pursue any other remedy available to Landlord.

(f) Late Payment Charge. If Tenant fails to pay any Basic Rent or Additional Charges within 10 days after the same become due and payable and Tenant has received written notice of such failure from Landlord and has not cured such failure within 5 days of such notice, Tenant shall also pay to Landlord a late payment service charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to the greater of $100.00 or 5% of such unpaid sum. Such payment shall be deemed liquidated damages and not a penalty, but shall not excuse the timely payment of rent.

SECTION 7. COMMON AREAS. Throughout the Term, Tenant and its agents, employees and business invitees shall have the non-exclusive right, in common with others, to use the Common Areas in the Building. Landlord shall have the right at any time, without Tenant's consent, to change the arrangement or location of entrances, passageways, doors, doorways, corridors, stairs, toilet rooms or other public portions of the Building, or to change the name, number or designation by which the Building is known. Landlord reserves unto itself the full and complete ownership of all tangible personal property installed by the Landlord in the Building which is of the type and character that qualifies for any depreciation or Investment Tax Credit under the Internal Revenue Code. Notwithstanding the foregoing, except to the extent required by applicable law or as a result of casualty, the Common Areas and the entrance and exist to the Leased Premises and the Building will not be modified, reconfigured, or altered in any manner that would materially and adversely affect access to or the appearance and design of the Leased Premises and/or materially and adversely affect Tenant's use of the Leased Premises without Tenant's prior written consent (which consent may be withheld in Tenant's sole discretion), nor will any action be taken by Landlord with respect to the Common Areas the effect of which would be to (a) materially interfere with Tenant's business operation in or diminish the use and enjoyment of the Leased Premises, or (b) discriminate between tenants in the Building, except to the extent required by applicable law or as a result of casualty.

SECTION 8.  SERVICES AND UTILITIES.

(a) Types. Throughout the Term, Landlord agrees that, without additional charge except as set forth below but subject to Section 1(l) and 26(b) hereof, it will furnish to Tenant the following services:

         (1) Electricity for normal lighting purposes and the operation of ordinary office equipment, subject to Section 10(b)(ix) hereof;

         (2) Adequate supplies for toilet rooms;

         (3) Normal and usual cleaning and janitorial services after business hours each day except on Saturdays, Sundays and legal holidays recognized by the United States Government, consistent with customary standards for first class office buildings;

         (4) Hot and cold running water in the bathrooms;

         (5) Air cooling/heating, when required, between the hours of 7:00 A.M. and 6:00 P.M. Mondays through Fridays and between 7:00 A.M. and 1:00 P.M. on Saturdays, except on legal holidays recognized by the United States Government. Landlord reserves the right to establish and collect a charge for air cooling/heating utilized by Tenant during hours and/or days other than those set forth above, but Landlord's failure to establish and/or collect such charge shall not be deemed a waiver of Landlord's right to include all costs for air cooling in the computation of increases in Landlord's Operating Expenses for purposes of Section l(l) hereof;

         (6) Automatically operated elevator service;

         (7) All electric bulbs and fluorescent tubes in standard light fixtures in the Leased Premises and in public areas; and

         (8) Twenty (20) keys to the Leased Premises at no cost to Tenant, with all additional keys at the cost of Tenant.

All services to be provided by Landlord and the management and operation of the Building shall be at or above a level consistent with that customarily provided to tenants of comparable First Class office buildings in the Phoenix, Arizona metropolitan area. Subject to casualty, utility outages and other unplanned interruptions and occasional customary Building shut downs for maintenance, all utility and other services to and for the Leased Premises, including, but not limited to HVAC services, will be available twenty-four (24) hours a day, seven
(7) days a week (provided that if Tenant requires utility, HVAC or other services outside of the normal hours for building operation as defined in
Section 8(a)(5), Landlord shall have the right to charge Tenant for the actual out-of-pocket costs incurred by Landlord in providing such services without any markup). In the event of any interruption of services and utilities, Landlord shall use its best efforts to promptly restore such services and utilities. If any failure to provide services or utilities continues for more than forty-eight
(48) hours or materially interferes with Tenant's conduct of business in or use and operation of the Leased Premises, Tenant shall be entitled to an equitable abatement of rent for such period of time as the interruption is in effect, as Tenant's sold remedy. In the event that an interruption of services or utilities extends beyond a period of thirty (30) consecutive days or more than thirty (30) days out of any consecutive sixty (60) day period, Tenant shall have the right to terminate this Lease upon sixty (60) days written notice to Landlord, as Tenant's sole remedy.

(b) Access. Landlord shall have access to and reserves the right to inspect, erect, use, connect to, maintain and repair pipes, ducts, conduits, cables, plumbing, vents and wires, and other facilities in, to and through the Leased Premises as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building (including the servicing of other tenants in the Building) and the right at all times to transmit water, heat, air conditioning and electric current through such pipes, conduits, cables, plumbing, vents and wires and the right to interrupt the same in emergencies without eviction of Tenant or abatement of Rent. The parties further agree: (i) Landlord will provide Tenant reasonable advance notice of any entry to the Leased Premises except in the event of emergencies, and (ii) nothing will be done hereunder that would permanently, materially and adversely alter the aesthetics or the utility of the Leased Premises for Tenant's permitted use without Tenant's prior written consent. In entering the Leased Premises, Landlord shall use reasonable efforts to minimize any interference with or disruption of Tenant's operations. Notwithstanding anything in this Lease to the contrary, if Landlord's entry onto the Leased Premises or other exercise of its rights under this Lease interferes with Tenant and such interference causes a material and adverse impact on Tenant's operations at, use or enjoyment of the Leased Premises and such impact continues beyond forty-eight (48) hours, Tenant shall be entitled to an equitable abatement of rent to the extent and for such period of time as the interference continues, except for casualty governed by Section 15. If such interference continues beyond one hundred twenty (120) days, Tenant shall be entitled to terminate this Lease upon written notice to Landlord, except for casualty governed by Section 15.

SECTION 9. UPKEEP OF PREMISES. Subject to the provisions of Section 12 hereof, Landlord agrees to maintain the Leased Premises and the Building in good order and repair to a level appropriate for a First Class office and retail building throughout the Term, except that Tenant, and not Landlord, shall be responsible for (i) maintaining any special air conditioning equipment and any other Special Items located in the Leased Premises, and (ii) reimbursing Landlord for the full cost of any repairs to the Leased Premises caused by the act or negligence of Tenant or its agent or employees not covered by insurance, such reimbursement to be collectible as additional rent hereunder immediately upon demand from Landlord.

SECTION 10.  USE OF LEASED PREMISES.

(a) General Offices. Tenant shall use and occupy the Leased Premises solely for general office purposes, and shall not use or permit or suffer the use of the Leased Premises for any other purpose whatsoever without the prior written consent of Landlord. No outside storage will be allowed by Landlord. Tenant will have no exclusive right to operate any particular type or kind of business in the Building.

(b) Covenants. Throughout the Term, Tenant covenants and agrees to: (i) keep the Leased Premises in a neat and clean condition; (ii) pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon Tenant's business, upon the leasehold estate created by this Lease or upon Tenant's fixtures, furnishings or equipment in the Leased Premises; (iii) not use or permit or suffer the use of any portion of the Leased Premises for any unlawful purpose; (iv) not use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any foreign substances therein; (v) not place a load on any floor exceeding the floor load per square foot which such floor was designed to carry in accordance with the plans and specifications of the Building, and not install, operate or maintain in the Leased Premises any heavy item of equipment except in such manner as to achieve a proper distribution of weight; (vi) not to strip, overload, damage or deface the Leased Premises, or the hallways, stairways, elevators, parking facilities or other public areas of the Building, or the fixtures therein or used therewith, nor to permit any hole to be made in any of the same; (vii) not to move any furniture or equipment into or out of the Leased Premises except at such times and in such manner as Landlord may from time to time reasonably designate; (viii) not to use any floor adhesive in the installation of any carpeting; (ix) not to install or operate in the Leased Premises any electrical heating or refrigeration equipment, electronic data processing equipment, punch card machines or other equipment not shown on approved plans without first obtaining the written consent of Landlord which consent will not be unreasonably withheld or delayed; (x) not to install any other equipment of any kind or nature which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Leased Premises or the Building, without first obtaining the written consent of Landlord which consent will not be unreasonably withheld or delayed; and (xi) at all times to comply with the Requirements.

(c) Prohibitions. Tenant will not use or occupy the Leased Premises in violation of any Requirement. If any governmental authority, after the commencement of the Term, shall contend or declare that the Leased Premises are being used for a purpose which is in violation of any Requirement, then Tenant shall, upon ten
(10) days' notice from Landlord, immediately discontinue such use of the Leased Premises. If thereafter the governmental authority asserting such violation threatens, commences or continues criminal or civil proceedings against Landlord for Tenant's failure to discontinue such use, in addition to any and all rights, privileges and remedies given to Landlord under this Lease for default therein, Landlord shall have the right to terminate this Lease forthwith. Tenant shall indemnify and hold Landlord harmless of and from any and all liability for any such violation or violations.

SECTION 11. RULES AND REGULATIONS. Tenant and its agents and employees shall comply with and observe all reasonable rules and regulations concerning the use, management, operation, safety and good order of the Leased Premises and the Building which may from time to time be promulgated by Landlord. Initial rules and regulations, which shall be effective until amended by Landlord, are attached hereto as Exhibit "D". Tenant shall be deemed to have received notice of any amendment to the rules and regulations when a copy of such amendment has been delivered to Tenant at the Leased Premises or has been mailed to Tenant in the manner prescribed for the giving of notices. Further, Tenant and its agents and employees shall comply with all fire protective rules and regulations promulgated by the Landlord for the safety of the Building and its occupants, including rules prescribing certain types of materials and prohibiting other types of materials in the Building, Garage rules and regulations and rules and regulations of the Association, as the same exist from time to time. Landlord shall not be responsible to Tenant for any violation of the rules and regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building or Project, or its agents or employees, and Landlord may waive in writing, or otherwise, any or all of the rules or regulations in respect of any one or more tenants of the Building. Any future or modified rules or regulations the application of which would (i) conflict with any provisions of this Lease or with any rights granted to Tenant hereunder, or (ii) have a material and adverse impact on Tenant's business operations and/or use of the Leased Premises, will be deemed waived as to Tenant to the extent necessary to protect Tenant's interests hereunder. Otherwise, Landlord will not apply the rules and regulations more strictly as against Tenant as such rules and regulations are enforced vis a vis other tenants and occupants, and Landlord will provide Tenant with reasonable advance written notice of any changes in the rules and regulations.

SECTION 12. ALTERATIONS. Tenant will not make or permit anyone to make any alterations, additions or improvements, structural or otherwise, in or to the Leased Premises or the Building (except interior non-structural alterations or improvements costing $2,500 or less (for which prior notice will be given to Landlord)) without first obtaining the written consent of Landlord which consent will not be unreasonably withheld or delayed. In designing and making any approved changes, Tenant will follow all building standard specifications, unless otherwise expressly agreed to by Landlord in writing. In the event Landlord is required to and does consent to any such alterations, etc., Landlord shall have the right to contract out any work, and in such event Tenant shall be obligated to pay Landlord the cost thereof plus ten percent (10%) for overhead payable fifty percent (50%) upon commencement and fifty percent (50%) upon completion. Such payments shall be deemed to be Additional Charges hereunder. In the event Landlord grants such consent and permits Tenant to contract out such work, such alterations shall be performed by adequately insured contractors approved by Landlord and in a good and workmanlike manner in accordance with all applicable Requirements, and Tenant shall indemnify and hold harmless Landlord from and against any and all costs, expenses, claims, liens and damages to person or property resulting from the making of any such alterations, decorations, additions or improvements in or to the Leased Premises or the Building. Tenant shall not permit a mechanic's lien or liens to be placed upon the Leased Premises or the Building as a result of any alterations or improvements made by it and agrees, if any such lien be filed on account of the acts of Tenant, promptly to pay the same. In the event Tenant fails to pay any such lien, it may be paid by Landlord without releasing Tenant and the cost charged to Tenant as additional rent under this Lease. If any such alterations, decorations, additions or improvements are made without the prior written consent of Landlord, Landlord may correct or remove the same and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal. TENANT SHALL NOT MAKE OR ALLOW ANY PENETRATIONS OF OR HOLES IN ANY ROOFS, FLOORS OR WALLS WITHOUT LANDLORD'S EXPRESS WRITTEN CONSENT WHICH WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, AND COMPLYING WITH LANDLORD'S REQUIREMENTS THEREFOR IF CONSENT IS GIVEN.

SECTION 13. SIGNS. Tenant shall not inscribe, paint, affix, or otherwise display any sign, advertisement or notice on any part of the out side or inside of the Building. Landlord shall provide, at the cost of Tenant, standard exterior signage to be affixed at the entrance to the Leased Premises. Landlord shall also prepare and install at Tenant's expense a nameplate designating Tenant on the directory for the Building. As part of the Tenant Improvements, Landlord will install Building signage for Tenant mutually approved by the parties, subject to City of Tempe requirements and approvals, it being agreed that the signage granted to Tenant shall be as prominent both as to size and location on the Building as the City will permit. Tenant will obtain and maintain all required permits therefor. If any other signs, advertisements or notices are painted, affixed, or otherwise displayed without the prior approval of Landlord, Landlord shall have the right to remove the same, and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal.

SECTION 14.  INSURANCE.

(a) Tenant's Insurance. Tenant, at Tenant's sole cost and expense, shall obtain and maintain in effect at all times during the Term the following policies:

                  (i) a policy of commercial general public liability insurance with broad form property damage endorsement, naming Landlord, and (at Landlord's request) any mortgagee of the Building, any ground landlord and any other agent as additional named insured(s), protecting Landlord, Tenant and any such mortgagee, ground landlord and agent against any liability for bodily injury, death or property damage occurring upon, in or about any part of the Building, the Leased Premises or any appurtenances thereto, with such policies to afford protection of not less than $2,000,000 per occurrence combined single limit, and with a deductible no greater than $10,000.00 for any single occurrence;

                  (ii) special form property insurance policy, including without limitation fire, sprinkler damage, and theft coverage, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the Leased premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease), with a deductible not exceeding $5,000;

                  (iii) if and to the extent required by law, Worker's Compensation policy or similar insurance and other employee benefits in form and amounts required by law; and

                  (iv) business interruption insurance that will pay all Rental due hereunder for at least six (6) calendar months, such insurance to cover interruptions caused by the usual and customary events described by such forms and shall include in any event interruption by fire, flood or other casualty, and interruption due to closure or other action by any governmental authority.

(b) Landlord's Insurance. Landlord agrees to carry during the entire Lease Term and any extensions thereof casualty and liability insurance in no event less than:

                  (i) Fire and extended coverage insurance on the Building in the form of an All Risk, Special Form or Direct Damage policy in the amount of the full replacement cost thereof; and

                  (ii) Comprehensive liability and property damage insurance against claims for bodily injury, loss of life or property damage occurring on or in the Building and on the portion of the streets and sidewalks adjacent thereto with bodily injury, loss of life and property damage coverage in a combined single limit of not less than $2,000,000 for total claims from any one occurrence and $1,000,000 with respect to any one (1) person, with

         Tenant named as an additional insured and with a deductible no greater than $10,000 for any single occurrence.


(c) Policies. The insurance policy required to be obtained under this Lease (i) shall be issued by an insurance company of recognized responsibility licensed to do business in the jurisdiction in which the Building is located, and (ii) shall be written as primary policy coverage and not contributing with or in excess of any other coverage. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to either party's insurance coverage, shall be deemed to limit or restrict in any way the other party's liability arising under or out of this Lease. With respect to each insurance policy required to be obtained by Tenant under this Section, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration of any expiring policy or certificate previously furnished, Tenant shall deliver to Landlord a certificate of insurance therefor, together with evidence of payment of all applicable premiums. Each insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that such insurance policy shall not be canceled unless Landlord shall have received thirty (30) days' prior written notice of such cancellation.

(d) Prohibitions. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Leased Premises and/or the Building that will invalidate or be in conflict with fire insurance policies covering the Building or any part thereof, and shall not do, or permit anything to be done, in or upon the Leased Premises and/or the Building, or bring or keep anything therein, which shall increase the rate of fire insurance on the Building or on any property located therein. If, by reason of the failure of Tenant to comply with the provisions of this subsection, the fire insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord on demand, for that part of all premiums for any insurance coverage that shall have been charged because of such violation by Tenant and which Landlord shall have paid on account of an increase in the rate or rates in its own policies of insurance.

(e) Hold Harmless; Subrogation. Tenant hereby agrees to indemnify and hold harmless Landlord, and any mortgagee from and against any and all claims, losses, actions, damages, liabilities and expenses (including attorneys' fees) that (i) arise from or are in connection with Tenant's possession, use, occupation, management, repair, maintenance or control of the Leased Premises, or any portion thereof, or (ii) arise from or are in connection with any act or omission of Tenant or Tenant's agents, employees, contractors or invitees, or
(iii) result from any default, breach, violation or non-performance of this Lease or any provision herein by Tenant, or (iv) result in injury or death to persons or damage to property sustained in or about the Leased Premises. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against Landlord, and/or any mortgagee with respect to the foregoing or in which Landlord, and/or any mortgagee may be impleaded. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against Landlord, and/or any mortgagee in connection with the foregoing. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the members, managers, officers, directors, partners, and shareholders of the other, on account of loss or damage occasioned to such waiving party or its property or any property of others under its control to the extent that such loss or damage is insured or would be insured under the insurance required to be maintained pursuant to this Lease. Landlord and Tenant will each, upon obtaining the respective policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease and obtain from the respective carriers an endorsement waiving any right of subrogation in favor of the insurer.

SECTION 15. DAMAGE BY FIRE OR OTHER CASUALTY. Tenant shall give prompt notice to Landlord in case of any fire or other damage to the Leased Premises. If the Leased Premises or the Building are damaged by fire or other casualty, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with Landlord's insurance company) repair such damage at its own expense, and until such repairs have been completed the Basic Rent and Additional Charges shall be abated in proportion to the part of the Leased Premises which is rendered unusable for the normal conduct of Tenant's business. However, if the Leased Premises or the Building are damaged by fire or other casualty to such an extent that the damage cannot be fully repaired within one hundred eighty (180) days from the date such damage occurs, either party shall have the right to terminate this Lease by giving notice of termination to the other within forty-five (45) days following the date Landlord notifies Tenant in writing that the estimated repair period will exceed one hundred eighty (180) days. Notwithstanding anything contained in this Lease to the contrary, if Landlord fails to complete such repairs within two hundred forty (240) days after the date of the casualty (without regard to any force majeure event), Tenant shall have the right to cancel this Lease by written notice given to Landlord at any time prior to completion of such repairs.

SECTION 16. CONDEMNATION. If the Leased Premises, or all or substantially all of the Building (or the use or possession thereof), shall be taken in condemnation proceedings or by exercise of any right of eminent domain, or by a private purchase in lieu thereof, then this Lease shall terminate and expire on the date of such taking or purchase and Tenant shall, in all other respects, keep, observe and perform all the other terms, covenants and conditions of this Lease up to the date of such taking. The net proceeds of any award or other compensation payable in connection with such taking or purchase shall be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in and to such award or other compensation. Tenant shall have no claim against Landlord for the value (if any) of personal property in the Leased Premises or the unexpired Term. Tenant's assignment of its interest in any condemnation award to Landlord is conditioned upon its legal right to prosecute a separate claim in the condemnation proceeding for any relocation award to which it may be entitled or for any furniture, trade fixtures or other fixtures which Tenant is entitled to remove at the termination of the Lease and which are subject to the taking, for the unamortized cost of any improvements paid for by Tenant and for any relocation or other business disruption loss Tenant incurs as a result of such taking. If Tenant's access to the Leased Premises is taken as a result of the condemnation, the Lease shall terminate upon the effective date of the taking unless the parties agree otherwise.

SECTION 17.  ASSIGNMENT AND SUBLETTING.

(a) Prohibition. Except as provided in Subsection (c) below, neither Tenant nor its successors or assigns shall transfer, assign, mortgage or encumber this Lease, by operation of law or otherwise, or sublet or permit the Leased Premises, or any part thereof, to be used by others, without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. If Tenant is a corporation, any transfer of any of Tenant's issued and outstanding capital stock or any issuance of additional capital stock, as a result of which the majority of the issued and outstanding capital stock of Tenant is held by a corporation, firm, or person or persons who do not hold a majority of the issued and outstanding capital stock of Tenant on the date hereof, shall be deemed an assignment under this Section 17; provided that this provision will not apply if Tenant's stock is publicly traded through a securities exchange. If Tenant is a partnership, any transfer of any interest in the partnership or any other change in the composition of the partnership which results in a change in the control of Tenant from the person or persons managing the partnership on the date hereof, shall be deemed an assignment under this Section 17. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of the foregoing shall be void and confer no rights upon any third person. No permitted assignment or subletting shall relieve Tenant of any of its obligations under this Lease. In any event, all assignees or transferees shall be obligated to assume in writing "Tenant's" obligations under this Lease.

(b) Rent. If, without complying with the provisions of subsection (a) above, this Lease is transferred or assigned by Tenant, or if the Leased Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord, whether before or after the occurrence of an Event of Default, may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this Lease or pursuant to law to which Landlord may be entitled as a result thereof, collect rent from the transferee, assignee, subtenant or occupant and apply the net amount collected to the Basic Rent and Additional Charges herein reserved so long as any excess is promptly paid to Tenant, but no such transfer assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Section or the acceptance of the transferee, assignee, subtenant, or occupant as Tenant, or a release of Tenant from the further performance by Tenant of its obligations under this Lease. Neither the consent by Landlord to any transfer, assignment or subletting nor the references in any provision of this Lease or in any rules and regulations to concessionaires and licensees shall in anywise be construed to relieve Tenant from obtaining, in each instance, the express consent in writing of Landlord to any further transfer, assignment or subletting or to the granting of any concession or license for the use of any part of the Leased Premises.

(c) Permitted Assignments and Subleases. Notwithstanding any provision in this Lease to the contrary, Tenant shall have the right to assign this Lease or sublet all or a portion of the Leased Premises without Landlord's consent to any corporation or business entity which controls, is controlled by or is under common control with Tenant, or to a corporation or other business entity resulting from a merger or consolidation with Tenant, or to any person or entity which acquires substantially all of the assets of Tenant's businesses as a going concern, provided that in the case of an assignment, the assignee assumes in full the obligations of the Tenant under this Lease and that the use of the Leased Premises remains unchanged.

SECTION 18.  DEFAULT PROVISIONS.

(a) Events of Tenant Default. Each of the following events shall be deemed to be a default under this Lease, and is referred to in this Lease as an "Event of Default":

         (1) A default by Tenant in the due and punctual payment of any Basic Rent or Additional Charges which continues for more than five (5) days after Tenant has received written notice of the failure to pay such Basic Rent or Additional Charges when due and payable; or

         (2) The neglect or failure of Tenant to perform or observe any of the terms, covenants or conditions contained in this Lease on Tenant's part to be performed or observed (other than those referred to above in subsection (1)) which is not remedied by Tenant within twenty (20) days after Landlord shall have given to Tenant written notice specifying such neglect or failure; provided that if the failure to perform cannot be reasonably cured within twenty (20) days, a reasonable additional time shall be granted so long as Tenant has diligently commenced and is diligently proceeding with the cure within the twenty (20)-day period; or

         (3) The assignment, transfer, mortgaging or encumbering of this Lease or the subletting of the Leased Premises in a manner not permitted by Section 17 hereof; or

         (4) The taking of this Lease or the Leased Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the insistence of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof; or

         (5) The abandonment of the Leased Premises by Tenant without payment of Basic Rent and Additional Charges, and performance of all other obligations of Tenant.

(b) Remedies. Upon the occurrence of an Event of Default after the expiration of all applicable notice and cure periods, Landlord shall have the right, at its election, then or at any time thereafter while such Event of Default shall continue, either:

         (1) To give Tenant written notice that this Lease will terminate on a date to be specified in such notice, which date shall not be less than three (3) days after such notice, and on the date specified in such notice Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated, but Tenant shall remain liable as provided below in subsection
(c); or

         (2) Without demand or notice, to re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its or their effects, either by summary proceedings or by action at law or in equity or by self-help (if necessary) or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. If Landlord elects to re-enter under this subsection (2), Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet the Leased Premises, or any part thereof, as agent for Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make reasonable alterations and repairs to the Leased Premises necessary to such reletting. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under above subsection (1) or unless the termination thereof be decreed by a court of competent jurisdiction. Tenant also hereby grants Landlord a lien for any unpaid Rent on all property of Tenant now or hereafter placed in the Leased Premises.

(c) Damages. If Landlord terminates this-Lease pursuant to above subsection (b), Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) (A) all Basic Rent and Additional Charges provided for in this Lease until the date this Lease would have expired had such termination not occurred plus the amount of any credit against Basic Rent (such as free or reduced rent) provided in this Lease adjusted to present value at the Prime Rate, all accelerated to the date of any such termination, and (B) any and all reasonable expenses incurred by Landlord in re- entering the Leased Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Leased Premises, combining the same with any adjacent space for any new tenants, putting the same in proper repair, reletting the same (including any and all reasonable attorneys fees and disbursements and reasonable brokerage fees incurred in so doing), and any and all expenses which Landlord may incur during the occupancy of any new tenant; less (ii) the net proceeds of any reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above with respect to each month during the Term, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys fees with respect to any successful law suit or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Leased Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and painting for any new tenant as Landlord, in its reasonable discretion, may deem advisable. Landlord's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder. Landlord shall be under no obligation to relet the Leased Premises, but agrees to use reasonable efforts to do so.

(d) Liquidated Damages. If Landlord terminates this Lease pursuant to above subsection (b), Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under above subsection (c), an amount equal to the difference, discounted to the date of such demand at the rate of five percent (5%) per annum, between (i) the Basic Rent and Additional Charges, computed on the basis of the then current annual rate of Basic Rent and Additional Charges, which would have been payable from the date of such demand to the date when this Lease would have expired, if it had not been terminated, and (ii) the then fair market rental value of the Leased Premises for the same period. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of such demand. If, after the Event of Default giving rise to the termination of this Lease, but before presentation of proof of such liquidated damages, the Leased Premises, or any part thereof, shall be relet by Landlord for a term of one year or more, the amount of rent reserved upon such reletting shall be deemed to be the fair rental value for the part of the Leased Premises so relet during the term of such reletting.

(e) Landlord Default/Tenant Rights. If Landlord fails to perform any of its obligations or breaches any of its covenants contained in this Lease, and (unless another time limit is elsewhere in this Lease specifically provided) the default continues for a period of thirty (30) days after written demand for performance is given by Tenant, or, if the default is of such a character as to require more than thirty (30) days to cure and Landlord shall fail to commence said cure promptly and use reasonable diligence in working to complete such cure as quickly as reasonably possible, and, if such default has a material adverse impact on Tenant's use of the Leased Premises, then, Tenant may, in addition to any other remedies provided in this Lease, at law or in equity (including the right to sue for damages (but excluding punitive or consequential damages), an injunction or specific performance), do any one or more of the following, collectively or individually, concurrently or separately, in any order and as often as necessary: (a) elect to make such payments and cure such defaults on behalf of Landlord and, in connection therewith, do all work and make all payments deemed necessary or appropriate by Tenant, including payment of costs including reasonable attorneys' fees and charges in connection with any legal action which may have been commenced or threatened and subject to interest at the default rate of interest set forth in the Lease from the date of Tenant's notice, and all sums so expended by Tenant shall, at Tenant's option, be offset against future rentals due hereunder or reimbursed to Tenant by Landlord on demand, or (b) terminate this Lease and recover from Landlord all amounts necessary to compensate Tenant for all the detriment proximately caused by Landlord's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, but excluding punitive or consequential damages. The exercise of the termination rights granted Tenant hereunder shall not waive any default by Landlord or limit any other remedies Tenant may have in law or equity.

SECTION 19. BANKRUPTCY TERMINATION PROVISION. This Lease shall, at Landlord's option, terminate and expire, without the performance of any act or the giving of any notice by Landlord, upon the occurrence of any of the following events:
(1) Tenant's admitting in writing its inability to pay its debts generally as they become due, or (2) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law which is not withdrawn within sixty (60) days of filing, or (3) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Tenant in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days, or (4) Tenant's making an assignment of all or a substantial part of its property for the benefit of its creditors, or (5) Tenant's seeking or consenting to or acquiescing in the appointment of, or the taking of possession by, a receiver, trustee or custodian for all or a substantial part of its property, or
(6) the entry of a court order without Tenant's consent, which order shall not be vacated, set aside or stayed within sixty (60) days from the date of entry, appointing a receiver, trustee or custodian for all or a substantial part of its property. The provisions of this Section 16 shall be construed with due recognition for the provisions of the federal bankruptcy laws, where applicable, but

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
shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent and at the earliest moment, that such termination is permitted under the federal bankruptcy laws, it being of prime importance to the Landlord to deal only with Tenants who have, and continue to have, a strong degree of financial strength and financial stability.

SECTION 20. LANDLORD MAY PERFORM TENANT'S OBLIGATIONS. If Tenant shall fail to keep or perform any of its obligations as provided in this Lease in respect to
(a) maintenance of insurance, (b) repairs and maintenance of the Leased Premises, (c) compliance with the Requirements, or (d) the making of any other payment or performance of any other obligation, then Landlord may (but shall not be obligated to do so) upon the continuance of such failure on Tenant's part for twenty (20) days after written notice to Tenant (or after such additional period, if any, as Tenant may reasonably require to cure such failure if of a nature which cannot be cured within said twenty (20) day period) (provided that in the event of an emergency, only such notice as is reasonably practicable shall be required) and without waiving or releasing Tenant from any obligation, and as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all sums so paid by Landlord and all necessary incidental costs and expenses, including reasonable attorneys fees, incurred by Landlord in making such payment or performing such obligation, together with interest thereon at the rate specified in Section 6(d) hereof from the date of payment, shall be deemed an Additional Charge and shall be paid to Landlord on demand, or at Landlord's option may be added to any installment of rent thereafter falling due, and if not so paid by Tenant, Landlord shall have the same rights and remedies as in the case of a default by Tenant in the payment of Rent.

SECTION 21. SECURITY DEPOSIT. Tenant hereby deposits with Landlord the Security Deposit, as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. If an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of (i) any Basic Rent or Additional Charges which Tenant shall not have paid or which may become due after the occurrence of such Event of Default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including Tenant's default, including damages or deficiency in the reletting of the Leased Premises as provided in Section 18 hereof. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after a written demand therefor is made by Landlord, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit, or any balance thereof, shall be timely returned to Tenant after the expiration of the Term, without interest. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or the remaining balance thereof, Landlord may return the same to Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Security Deposit. In such event, upon the return of the Security Deposit (or balance thereof) to Tenant, Landlord shall be

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
completely relieved of liability under this Section 21. In the event of a transfer of Landlord's interest in the Leased Premises, Landlord shall have the right to transfer the Security Deposit to the transferee thereof. In such event, upon the delivery by Landlord to Tenant of such transferee's written acknowledgment of its receipt of such Security Deposit, Landlord shall be deemed to have been released by Tenant from all liability or obligation for the return of such Security Deposit, and Tenant agrees to look solely to such transferee for the return of the Security Deposit and the transferee shall be bound by all provisions of this Lease relating to the return of the Security Deposit. The Security Deposit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

SECTION 22.  SUBORDINATION; FINANCING REQUIREMENTS.

(a) Subordination. Subject to Subsection (c) below, this Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease now existing or hereafter made of the Building and/or underlying land and to all renewals, modifications, replacements and extensions thereof, and to the lien of any mortgage now or hereafter placed upon the Building, and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon. Tenant agrees that within fifteen (15) days after written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any such landlord or mortgagee to subordinate this Lease and its interest in the Leased Premises to such lease or the lien of any such mortgage. Upon the written request of Landlord or Landlord's mortgagee, Tenant will also upon request submit copies of the most recent audited financial statements or operating reports and copies of available audited financial statements or operating reports covering the two (2) immediately preceding years, and Tenant will upon request record this Lease or a short form thereof if required by Landlord's mortgagee or other lending institution.

(b) Requirements. In the event that any bank, insurance company, university, pension or welfare fund, savings and loan association, real estate investment trust, business trust, or other financial institution providing financing for the Building requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications (i) are reasonably acceptable to Tenant in its reasonable discretion, (ii) do not adversely affect Tenant's use of the Leased Premises as herein permitted as determined by Tenant in its sole but good faith discretion, and (iii) do not increase the rentals and other sums required to be paid by Tenant hereunder or reduce the usable and rentable area of the Leased Premises, Landlord shall submit such required modifications to Tenant, and Tenant shall enter into and execute a written amendment hereto incorporating such required modifications within twenty (20) days after the same have been submitted to Tenant by Landlord.

(c) Non-Disturbance. The only holder of a lien of any kind on the Building that is superior to this Lease (including, without limitation, any lessor under a ground lease) is Bank One. Prior to the Commencement Date and as a condition to the effectiveness of Tenant's obligations under this Lease, Landlord will deliver to Tenant a commercially reasonable non-disturbance agreement executed by such superior lienholder agreeing in substance that, so long as Tenant is not in default under the terms of this Lease, its tenancy and all of its rights hereunder will not be disturbed throughout the term of this Lease and any extensions thereof, which agreement shall be in a form reasonably satisfactory to Tenant. If Tenant is requested to subordinate its interests under the Lease to the lien of any mortgage or deed of trust or to any lienholder in the future, Tenant's obligation to subordinate its interests is conditioned upon any such lienholder or prospective lienholder providing Tenant with a commercially reasonable non-disturbance agreement in a form reasonably satisfactory to Tenant which, in substance, agrees that so long as Tenant is not in default under the terms of this Lease, its tenancy for the use and purposes herein described and all rights granted to Tenant hereunder will not be disturbed and will remain in full force and effect throughout the term of this Lease and any extensions thereof. The form utilized for Bank One, substantially in the form attached as Exhibit "J", shall be deemed satisfactory to Tenant for future transactions. Tenant's duties and obligations hereunder will not be modified in any way without Tenant's prior written consent.

SECTION 23. ATTORNMENT. In the event of (a) a transfer of Landlord's interest in the Leased Premises, (b) the termination of any ground or underlying lease of the Building and/or underlying land, or (c) the purchase of the Building or Landlord's interest therein at a foreclosure sale or by deed in lieu of foreclosure under any mortgage or pursuant to a power of sale contained in any mortgage, then in any of such events, Tenant shall, at Landlord's request, attorn to and recognize the transferee or purchaser of Landlord's interest or the landlord under the terminated ground or underlying lease, as the case may be, as landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such person, as "Landlord", and Tenant, as "Tenant", but such landlord, transferee or purchaser shall not be liable for any act or omission of Landlord prior to such lease termination or prior to such person's succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such lease termination or prior to such person's succession to title, nor be bound by any payment of Basic Rent or Additional Charges prior to such lease termination or prior to such person's succession to title for more than one month in advance, all of which shall remain Landlord's liabilities and shall survive any such transfer. Tenant agrees that, within fifteen (15) days after written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any mortgagee, transferee, purchaser or other interested person to confirm such attornment and/or such obligation to attorn.

SECTION 24. QUIET ENJOYMENT. Landlord covenants that Tenant, upon paying the Basic Rent and the Additional Charges provided for in this Lease, and upon performing and observing all of the terms, covenants, conditions and provisions of this Lease on Tenant's part to be kept, observed and performed, shall quietly hold, occupy and enjoy the Leased Premises during the Term without hindrance, ejection or molestation by Landlord or any party lawfully claiming through or under Landlord. Tenant acknowledges that to promote downtown Tempe, the City of Tempe, the Mill Avenue Merchants Association, the Downtown Tempe Community and/or other groups, of which Landlord and/or the Building may or may not be members, may schedule parades, festivals, or other special events that may disrupt traffic or access, cause noise or disruption or other consequences, for which Landlord shall have no responsibility.

SECTION 25. LANDLORD'S RIGHT OF ACCESS. Subject to the provisions of Section 8(b), Landlord may, during any reasonable time or times, before and after the Lease Commencement Date, enter upon the Leased Premises, any portion thereof and any appurtenance thereto (with laborers and materials, if required) for the purpose of: (i) inspecting the same; (ii) making such repairs, replacements or alterations which it may be required to perform under the provisions of this Lease or which it may deem desirable for the Leased Premises or the Building, including but not limited to repairs and improvements to space above, below and/or on the same floor as the Leased Premises; and (iii) during the last eighteen (18) months of the Lease Term, showing the Leased Premises to prospective purchasers or tenants. Landlord agrees to give notice prior to any such entry except that Landlord may enter without notice in the case of an emergency. In making such an entry, Landlord agrees to use reasonable efforts to avoid interfering with the regular and usual conduct of the Tenant's business. If Tenant shall carpet over the floor of the Leased Premises, Landlord shall have the right to cut such carpeting in order to make or install any necessary electrical or telephone equipment or wiring to service other parts of the Building, without being held liable therefor, provided Landlord shall have the carpeting re-stitched or replaced in a workmanlike manner.

SECTION 26.  LIMITATION ON LANDLORD'S LIABILITY.

(a) Limitation. Except with respect to any damages resulting from the willful or negligent act or omission of Landlord, its agents and employees, Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, guests or trespassers for any damage or loss to the property of Tenant or others located on the Leased Premises or for any accident or injury to persons in the Leased Premises or the Building resulting from: the necessity of repairing any portion of the Building; the use or operation (by Tenant or any other person or persons whatsoever) of any elevators, or heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Building or the Leased Premises; any fire, robbery, theft and/or any other casualty; any leaking in any part or portion of the Leased Premises or the Building; any water, wind, rain or snow that may leak into, or flow from, any part of the Leased Premises or the Building; any acts or omissions of any occupant of any space adjacent to or adjoining all or any part of the Leased Premises; any water, gas, steam, fire, explosion, electricity or falling plaster; the bursting, stoppage or leakage of any pipes, sewer pipes, drains, conduits, ducts, appliances or plumbing works; the functioning or malfunctioning of the fire sprinkler system; the functioning or malfunctioning of any security system installed in the Building or any part thereof.

(b) Force Majeure. Except for Tenant's obligation to pay rent and other charges due hereunder, and to initially occupy the Leases Premises in accordance with this Lease, neither party shall be required to perform any of its obligations under any provision of this Lease, nor be liable for loss or damage for failure to do so, nor shall the other party be released from any of its obligations under this Lease because of such failure to perform, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire and casualty, Requirements or other causes beyond the reasonable control of the performing party. If either party is so delayed or prevented from performing any of its obligations during the Term, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation.

SECTION 27. CERTIFICATES. Tenant shall, without charge therefor, at any time and from time to time, within fifteen (15) days after request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate certifying to Landlord, any mortgagee, assignee of a mortgagee, or any purchaser of the Building, or any other person designated by Landlord, as of the date of such estoppel certificate, any matters relating to this Lease or the Leased Premises any of such parties may request, including but not limited to (i) that Tenant is in possession of the Leased Premises, (ii) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and setting forth such modification); (iii) whether or not there are then existing any setoffs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (iv) the dates through which Basic Rent and Additional Charges have been paid; (v) that Tenant has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail); (vii) the amount of any Security Deposit held by Landlord; and (viii) information concerning environmental matters, as requested. The initial form of estoppel is attached as Exhibit "E", but such form may be changed at any time by Landlord.

SECTION 28. SURRENDER OF LEASED PREMISES. Tenant shall, on or before the last day of the Term, (i) peaceably and quietly leave, surrender and yield up to the Landlord the Leased Premises, free of sub-tenancies, broom clean and, subject to the provisions of Section 15 hereof, in good order and condition except for reasonable wear and tear, and (ii) at its expense, remove from the Leased Premises all movable trade fixtures, furniture, equipment, and other personal property, provided that Tenant shall promptly repair any damage caused by such removal. Any of such property not so removed may, at Landlord's election and without limiting Landlord's right to compel removal thereof, be deemed abandoned and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit. All affixed installations, alterations, additions, betterments and improvements to the Leased Premises made by either Landlord or Tenant, whether at Landlord's or Tenant's expense, including, without limitation, all wiring, paneling, partitions, floor coverings, lighting fixtures, built-in cabinets, bookshelves affixed to walls, and the like shall become the property of Landlord when installed and shall remain with the Leased Premises at the expiration or sooner termination of the Term, except that Landlord shall have the right, by notice to Tenant given when Tenant requests Landlord's approval for such installation, to require Tenant, at its expense, to remove any of such property installed by or at the sole expense of Tenant and to repair any damage caused by such removal. In the event Tenant fails to perform such removal and repair, as aforesaid, Landlord may do the same at the cost of Tenant. The provisions of this Section shall survive any expiration or termination of this Lease.

SECTION 29. HOLDING OVER. If Tenant shall remain in possession of the Leased Premises after the end of the Term, Tenant shall be deemed to be occupying the Leased Premises as a tenant from month-to-month, at 150% the Basic Rent in effect during the last month of the Term and, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

SECTION 30. LEASING COMMISSION. Landlord and Tenant each represent and warrant to the other that, except for the Leasing Broker identified herein, neither of them has employed any broker in

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
carrying on the negotiations relative to this Lease. Landlord and Tenant shall each indemnify and hold harmless the other from and against any claim or claims for brokerage or other fees or commissions arising from or out of any breach of the foregoing representation and warranty. Landlord recognizes that the Leasing Broker (if any) is entitled to the payment of a commission for services rendered in the negotiation and obtaining of this Lease, and Landlord has agreed to pay such commission pursuant to a separate agreement. The "Leasing Broker" is Biltmore Management and Lee & Associates.

SECTION 31.  GENERAL PROVISIONS.

(a) Binding Effect. The covenants, conditions, agreements, terms and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereof and, subject to the provisions of Section 17 hereof, each of their respective personal representatives, successors and assigns.

(b) Laws. It is the intention of the parties hereto that this Lease (and the terms and provisions hereof) shall be construed and enforced in accordance with the laws of the jurisdiction in which the Building is located.

(c) Waiver. No failure by either party to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by the Landlord of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term, covenant, agreement, provision, condition or limitation. No term, covenant, agreement, provision, condition or limitation of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, agreement, provision, condition and limitation of this Lease shall continue in full force and effect with respect to any other existing or subsequent breach thereof. No failure by either party to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of a lease with any other tenant or to exercise any right or remedy consequent thereof shall constitute a waiver of any similar term, covenant, agreement, provision, condition or limitation contained in this Lease unless the same be incorporated in a written instrument signed by the waiving party and making specific reference to this Lease and to the other party's obligations hereunder.

(d) Notices. No notice, request, consent, approval, waiver or other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and is delivered in person to a responsible representative of either party, or sent by registered or certified mail, return receipt requested, first-class postage prepaid, (1) if to Landlord, at Landlord's Notice Address, or (2) if to Tenant, at Tenant's Notice Address, or at any other address that may be given by one party to the other by notice pursuant to this subsection. Such notices, if sent by registered or certified mail, shall be deemed to have been given three (3) days after the time of mailing.

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
(e) Entirety. It is understood and agreed by and between the parties hereto that this Lease contains the final and entire agreement between said parties, and that they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not herein contained. It is understood and agreed, however, that, subject to the terms of Section 22(b) hereof, the terms hereof shall be modified, if so required, for the purpose of complying with or fulfilling the requirements of any mortgagee secured by a mortgage that may now be or hereafter become a lien on the Building, provided, however, that such modification shall not be in substantial derogation or diminution of any of the rights of the parties hereunder, nor increase any of the obligations or liabilities of the parties hereunder.

(f) Waiver of Jury. Landlord and Tenant each hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant and/or Tenant's use or occupancy of the Leased Premises.

(g) Waiver of Venue. Tenant hereby waives any objection to the venue of any action filed by Landlord against Tenant in any state or federal court of the jurisdiction in which the Building is located, and Tenant further waives any right, claim or power, under the doctrine of forum non conveniens or otherwise, to transfer any such action filed by Landlord to any other court.

(h) Corporations. If Tenant is a corporation, it shall, concurrently with the signing of this Lease, furnish to Landlord certified copies of the resolutions of its Board of Directors (or of the executive committee of its Board of Directors) authorizing Tenant to enter into this Lease; and it shall, if applicable, furnish to Landlord certified copies of the resolutions of the Board of Directors (or of the executive committee of such Board of Directors) of any corporate guarantor, authorizing such corporation to guarantee the obligations of Tenant under this Lease; and it shall furnish to Landlord evidence (reasonably satisfactory to Landlord and its counsel) that Tenant is a duly organized corporation under the laws of the state of its incorporation, is qualified to do business in the jurisdiction in which the Building is located, is in good standing under the laws of the state of its incorporation and has the power and authority to enter into this Lease, and that all corporate action requisite to authorize Tenant to enter into this Lease has been duly taken.

(i) Time of Essence. Time is of the essence in the performance of all Tenant's obligations under this Lease.

(j) Words and Phrases. Wherever appropriate herein, the singular includes the plural and the plural includes the singular and neuter gender references shall refer to the gender of the particular party.

(k) Limit on Landlord's Liability. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Project (or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of

Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Leased Premises, and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Tenant's attorneys. No partnership relation shall be deemed created hereunder between Landlord and Tenant. The foregoing provisions of this subsection shall run to the benefit of Landlord, its successors, assigns, mortgagees and ground lessors. Notwithstanding anything to the contrary herein, the foregoing provisions shall not limit Tenant's ability to seek injunctive relief or specific performance of this Lease or Tenant's rights to recover any insurance or condemnation proceeds.

(1) Counterparts. This Lease maybe executed in several counterparts, but all such counterparts shall constitute one and the same instrument.

(m) No representations Concerning Project. Landlord makes no, and shall have no responsibility for any representations concerning (i) the schedule for development of the rest of the Project other than the Building, (ii) the identity, actions, omissions, move in dates or move out dates of any tenants, users, occupants or owners of any part of the Project, or (iii) any other matters related to the Project, other than the Building.

(n) Condominium Acts. Tenant agrees, within twenty (20) business days after receipt of written request therefor from Landlord, to join with Landlord in executing and acknowledging any and all documents and instruments required by the provisions of the Arizona Condominium Act or other law at the time in effect to enable Landlord to submit the Building, or any part thereof, and/or any adjacent buildings, or any part thereof, in which Landlord has an interest and Landlord to a condominium regime and to establish the Building and/or Leased Premises as a separate condominium unit or units under such Act or any and all documents and instruments required by the applicable governmental authorities to establish such buildings as independent, subdivided parcel of land under the local subdivision ordinance; provided however, that such documents and instruments shall not materially affect any of the rights of Tenant under this Lease, shall not increase the Basic Rent or decrease the usable or rentable area of the Leased Premises, shall not increase, in any material respect, the Additional Charges payable by Tenant under this Lease, and shall not diminish Landlord's obligations under this Lease.

SECTION 32. PAYMENT FOR TENANT IMPROVEMENTS. Pursuant to Exhibit "C", the Tenant will pay for the Tenant Improvements. Tenant may obtain a loan for all or a portion of the amount expended for the Tenant Improvements, which loan will not be secured by the Leased Premises or the Tenant Improvements in any manner. If Tenant obtains a loan, Landlord will pay all applicable loan origination points and/or financing acquisition fees (not exceeding two and one half percent (2-1/2%) of the loan amount) and reasonable and customary costs of obtaining the loan for typical commercial bank financing, limited, however, to a loan for the TI Payment amount described below.

Within thirty (30) days after the earlier of (a) Tenant meets the annual targets for gross revenue and gross margins projected for year 2000 in accordance with the pro forma budget attached hereto as Exhibit "I" over any four (4) consecutive calendar quarters, or (b) Tenant has timely paid all Rent and other amounts due hereunder for a period of five (5) full calendar years, or (c) Landlord's lender otherwise agrees to disburse the TI Payment described below, then Landlord will pay an amount (the "TI Payment") to Tenant equal to (i) the amount expended by Tenant for Tenant Improvements, not exceeding $25.00 per useable square foot of the Leased Premises, plus interest from the date such amounts were actually disbursed by Tenant at a rate of one and one half percent (1-1/2%) in excess of Bank One Arizona's publicly announced Prime Rate in effect from time to time, not exceeding eleven percent (11%) per annum (the "Interest Rate"), less (ii) an amount equal to the rent saved because of the $2.25 per square foot discount described in Section 1(k) of this Lease together with interest on such rent savings at the Interest Rate from the date each such installment thereof would have been due.

To the extent Tenant paid more than $25 per useable square foot of the Leased Premises for Tenant Improvements, Tenant may elect to have the excess, but not exceeding $10 per useable foot of the Leased Premises, amortized with 12% interest through Basic Rent increases. Tenant shall advise Landlord of its election to amortize such amount not later than Commencement of the Tenant Improvements. In that event Landlord would pay the principal amount to be amortized to Tenant on the same date when the TI Payment is made. The first $5 per useable square foot of the excess would be amortized over the next five (5) years of the Lease Term and the remainder would be amortized over the lesser of the next seven (7) years of the Lease Term or the remainder of the Lease Term.

SECTION 33. LANDLORD REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants to and covenants with Tenant as follows:

         (a) ZONING. The current zoning for the Land and Building in which the Leased Premises are located will allow Tenant to use the Leased Premises for the permitted uses set forth in this Lease.

         (b) LEGAL COMPLIANCE. The Building (inclusive of the Leased Premises) currently is, and during the term of this Lease will remain, in compliance with all Requirements, rules, regulations, ordinances and local codes, including, without limitation, O.S.H.A. rules and regulations governing asbestos and asbestos containing materials and the Americans with Disabilities Act and/or any comparable state statute and all Requirements (as defined in Section 3(j)). The Building is also in compliance with all private covenants, conditions and restrictions affecting the Building (the "Deed Restrictions"), copies of which have been given to Tenant. The Deed Restrictions do not conflict with terms of this Lease.

         (c) ENVIRONMENTAL COMPLIANCE. The Leased Premises are as of the date hereof and will be upon the commencement of the term of this Lease free from Hazardous Substances and in full compliance with any applicable Environmental Law. As used in this paragraph the term "Environmental Law" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or environmental conditions and the term "Hazardous Substances") shall mean any material, waste, substance, pollutant or contaminant which may or could pose a risk of injury or threat to health or the environment. To the best of Landlord's knowledge, any use, storage, treatment, or transportation of Hazardous Substances which may have occurred in or on the Leased Premises or the Building or the land on which the Building is located prior to the date hereof has been in compliance with all applicable Environmental Laws. Landlord agrees to defend and shall indemnify and hold Tenant harmless from any and all claims, damages (excluding punitive or consequential damages), fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Lease Term (as such may be extended) from or in connection with the presence of Hazardous Substances in or on the Leased Premises or the Building caused by Landlord or its agents, employees, or contractors and excluding Hazardous Substances which are present as a result of acts of Tenant, Tenant's agents, employees, contractors or invitees. This indemnification shall survive the expiration or earlier termination of this Lease.

         (d) TENANT'S USE. The use of the Leased Premises, and Tenant's signage rights permitted herein are not in violation of any Requirements.

SECTION 34. HOLD HARMLESS. Landlord hereby agrees to indemnify and hold harmless Tenant from and against any and all claims, losses, actions, damages (excluding punitive or consequential damages), liabilities and expenses (including reasonable attorneys' fees) that (i) arise from or are in connection with the negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors or invitees, or (ii) result from any default, breach, or violation or non-performance of this Lease or any provision herein by Landlord. Landlord shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against Tenant with respect to the foregoing or in which Tenant may be impleaded. Landlord shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against Tenant in connection with the foregoing. The indemnification and hold harmless provisions set forth herein shall survive the termination of this Lease with respect to any claim or liability occurring prior to such termination.

SECTION 35. RIGHT TO TERMINATE/DEVELOPMENT COMMENCEMENT. If Landlord has not commenced on-site development and construction of the Garage and related infrastructures ("Development Commencement") by November 1, 1999, either party may terminate this Lease upon written notice to the other at any time prior to Development Commencement.

SECTION 36.  MISCELLANEOUS.

         (a) Any individual executing this Lease on behalf of Landlord and Tenant is authorized to do so by requisite action of the appropriate board, partnership, or other entity, as the case may be. Upon written request from the other party, each party will deliver to the other a copy of the resolution or other document evidencing such authority. Landlord has good and marketable fee simple title to the Building, including the Leased Premises, with full right and authority to grant the state demised herein and to execute and perform all of the terms and conditions of this Lease.

         (b) Following the date of this Lease, Landlord will not record against the Building or the Leased Premises, or otherwise subject the Building or the Leased Premises to any restrictions, agreements, easements or rights which could or would (i) materially and adversely prevent or impair the use of the Leased Premises for the purposes permitted in this Lease or (ii) materially and adversely conflict with or diminish the rights herein granted to Tenant.

SECTION 37. RENEWAL OPTION. Tenant shall have the option to renew the term of the Lease for two (2) additional five (5) year periods in accordance with the following provisions. Provided Tenant is not then in breach or default under this Lease, not later than nine (9) months and not more than twelve (12)months prior to the end of the original Lease Term (or, in the case of the second renewal option, the end of the first renewal Term), Tenant may give notice of its interest in renewing the Term of the Lease ("Tenant's Notice"). If Landlord timely receives a Tenant's Notice, then:

         A. Within ten (10) days after receipt of the Tenant's Notice, Landlord will give notice to Tenant ("Landlord's Notice") of Landlord's determination of the market rental for the Leased Premises for the renewal term in question.

         B. If Tenant disagrees with the market rental described in Landlord's Notice, then within ten (10) days after receipt of Landlord's Notice, Tenant shall appoint a Qualified Agent and give notice thereof to Landlord. If Tenant does not timely deliver notice of its Qualified Agent to Landlord, Tenant shall be deemed to accept the rental stated in the Landlord's Notice.

         C. If Tenant timely appoints a Qualified Agent under Subsection 37B, then within ten (10) days thereafter, Landlord shall appoint its Qualified Agent.

         D. Within fifteen (15) days after Landlord appoints a Qualified Agent, each party's Qualified Agent shall meet with the parties and each other and review the Leased Premises and give notice to each party of his/her opinion of the market rental for the Leased Premises for the renewal term in question. If the two Qualified Agents agree on the market rental, that shall establish the rental for the renewal term. If the two Qualified Agents do not agree on the market rental, and the parties do not agree on how to resolve the dispute, then within five (5) days of the two Qualified Agents giving notice of their opinions of market rental, the two Qualified Agents will select a third Qualified Agent, who is in no manner affiliated or associated with either of the other Qualified Agents. The third Qualified Agent will select one or the other of the two opinions of market rental, within ten (10) days after appointment. The third Qualified Agent shall have no authority to modify either opinion of market rental and must select one or the other opinion "as is", which will establish the market rental for the renewal term in question.

         E. For purposes of this provision, "Qualified Agent" means an Arizona licensed real estate broker or sales person with at least five (5) years office leasing experience in the Phoenix metropolitan area, who has not worked for either party or its affiliates within two (2) years prior to time in question, and who states in writing an agreement to serve hereunder. Each party will pay the reasonable fees of the Qualified Agent appointed by it, provided that if a third Qualified Agent is appointed, the party whose Qualified Agent's opinion is not selected shall pay all reasonable fees of all three (3) Qualified Agents. Either party may enforce the procedures set forth in this section in any manner permitted by law or equity.

         F. Not later than six (6) months before the end of the current Lease Term, and provided Tenant is not then in breach or default under this Lease, Tenant may elect to renew the Term of the Lease for the five (5) year additional term at the rental rate established as provided above. Upon renewal, the Lease Term will be extended for five (5) years. If Tenant fails to timely give this or any other notice required of Tenant under this Section 37, the option (and the second option, if applicable) will terminate and be of no further force or effect.

SECTION 38. LANDLORD'S RIGHT TO RECLAIM VACANT LEASED PREMISES. In the event Tenant vacates one or more floors of the Leased Premises for a period of ninety
(90) days or more, Landlord may give notice to Tenant of its intent to terminate the Lease as to all or any of such entire vacant floors ("Landlord's Notice"). With respect to any floor which is the subject of Landlord's Notice, if Tenant does not give notice to Landlord, within thirty (30) days of receipt of Landlord's Notice, that Tenant or its permitted transferees under Section 17 will bona fide reoccupy and conduct business on that floor within ninety (90) days thereafter, or does not actually bona fide reoccupy and conduct business on that floor within such ninety (90) day period, then at any time thereafter prior to Tenant or its permitted transferees under Section 17 bona fide reoccupying and conducting business on that floor, Landlord may give notice terminating this Lease as to that floor, with Rent and other charges prorated to the date of termination, and with all other provisions of this Lease applicable to expiration of the Lease Term to apply to such floor. This section will not apply for the first twelve months of the Lease Term.

         IN WITNESS WHEREOF, Tenant has caused this Lease, including the attached Addendum, if any, to be signed and attested in its corporate name by its proper corporate officers and its corporate seal to be affixed as of the day and year first above written.

                    LANDLORD:

                    MCW BRICKYARD COMMERCIAL, L.L.C., an Arizona limited liability company

                    By MCW/LYNCH BRICKYARD, L.L.C., an Arizona limited liability company
                             Its Manager

                             By MCW Holdings, L.L.C., an Arizona limited liability company
                                      Its Manager

                                      By
                                               Its








                     TENANT:

                     INTEGRATED INFORMATION SYSTEMS, INC.,
                     an Arizona corporation

                     By:
                     Name:

                     Title:

                                   EXHIBIT "A"

                insert copy of site plan of Building and Project

                                   EXHIBIT "B"

                                 LEASED PREMISES

                                   EXHIBIT "C"

                               TENANT IMPROVEMENTS
                                   WORK LETTER



         1. SHELL IMPROVEMENTS. The Leased Premises will include those items shown or described on the attached Exhibit "C-1" ("Shell Improvements") which Landlord will provide at its cost. The Shell Improvements are the only improvement obligations of Landlord within or relating to the Leased Premises.

         2. TENANT IMPROVEMENTS. Landlord shall cause to be performed the other improvements (the "Tenant Improvements") in the Leased Premises in accordance with construction drawings, plans and specifications approved by Tenant and Landlord (the "Plans"), which approvals shall not be unreasonably withheld or delayed, provided such Tenant Improvements comply with the building standard specifications adopted by Landlord or any modifications thereof approved by Landlord and Tenant in writing. The current version of the building standard specifications are attached hereto as Exhibit "C-2", but the same are subject to change by Landlord at any time, provided, however, that if Landlord changes the same after the Tenant Improvements are commenced or Tenant has otherwise expended funds therefor, Landlord will reimburse Tenant for all reasonable costs incurred to redesign or replace work or materials to the extent required by Landlord's changes in building standard specifications. The Tenant Improvements shall be performed at the Tenant's cost, to be paid in draws as required by the construction contract from (a) funds set aside in a construction escrow at First American Title prior to Landlord's execution of the construction contract for the Tenant Improvements pursuant to escrow documents reasonably approved by the parties and Landlord's lender, with interest on the escrowed funds to accrue to Tenant's benefit, or (b) set aside of funds to be borrowed by Tenant, pursuant to a set aside letter and other documents reasonably approved by the parties and Landlord's lender, executed prior to Landlord's execution of the construction contract for the Tenant Improvements. Tenant's obligation is limited to the costs of the contract and bids approved by Tenant through the process described below, and Change Orders approved by Tenant, including the pricing thereof.

         Tenant shall cause the Plans to be prepared, at Tenant's cost, by Krause Thomas, or another architect designated by Landlord and reasonably approved by Tenant, consistent with the space plan to be prepared and approved by the parties consistent with a schedule to be agreed upon by the parties within two (2) weeks of Lease execution. Prior to close-of-business on that date which is eight (8) weeks after receipt from Landlord of all information reasonably necessary to allow Tenant's architect to prepare the Plans, Tenant shall furnish the initial complete draft of the Plans to Landlord for Landlord's review and approval. Landlord shall within two (2) weeks after receipt either provide comments to such Plans or approve the same. Landlord shall be deemed to have approved such Plans if it does not timely provide comments on such Plans. If Landlord provides Tenant with comments to the initial draft of the Plans, Tenant shall provide revised Plans to Landlord incorporating Landlord's comments within two (2) weeks after receipt of Landlord's comments and agreement by Tenant to such changes. If Tenant does not accept

Landlord's comments, the parties shall work diligently together to immediately reach agreement on an acceptable compromise. Landlord shall within one week after receipt of revised Plans either provide comments to such revised Plans or approve such Plans. The process described above shall be repeated, if necessary, until the Plans have been finally approved by Landlord and Tenant. The parties hereby agree that the Plans for the Tenant Improvements shall comply with all applicable Requirements. Landlord's approval of any of the Plans (or any modifications or changes thereto) shall not impose upon Landlord or its agents or representatives any obligation with respect to the design of the Tenant Improvements or the compliance of such Tenant Improvements or the Plans with applicable Requirements, but Landlord shall be responsible to notify Tenant of any failures to so comply of which Landlord has actual knowledge.

         Landlord will solicit bids for the Tenant Improvements from at least three independent, reputable, qualified contractors, including any proposed by Tenant against whom neither Landlord nor its contractor has any reasonable objection. Tenant may review and comment on the bids and bidding process. Landlord and Tenant will jointly select the contractor. All bids will be based on an open book basis.

         Landlord shall use commercially reasonable efforts to cause the Tenant Improvements to be substantially completed, except for minor "Punch List" items, on or before the Commencement Date specified in the Schedule to the Lease, subject to Tenant Delay (as defined in Section 5 hereof) and Force Majeure.

         3. CHANGE ORDERS. If, prior to the Commencement Date, Tenant shall require improvements or changes (individually or collectively, "Change Orders") to the Premises in addition to, revision of or substitution for the Tenant Improvements, Tenant shall deliver to Landlord for its approval plans and specifications for such Change Orders. If Landlord does not approve of the plans for Change Orders, Landlord shall advise Tenant of the revisions required. If Tenant agrees with the suggested revisions, Tenant shall revise and redeliver the plans and specifications to Landlord within ten (10) business days of Landlord's advice or Tenant shall be deemed to have abandoned its request for such Change Orders. If Tenant does not agree with the suggested revisions, the parties shall work diligently together to immediately reach agreement on tan acceptable compromise. Tenant shall pay for all preparations and revisions of plans and specifications, and the construction of all Change Orders, subject to Landlord's Contribution.

         4. COMMENCEMENT DATE DELAY. As provided in Section 5 of the Lease, the Lease Commencement Date shall be delayed until the Tenant Improvements have been substantially completed as certified by the Tenant Improvements' contractor or when Tenant receives possession of the Leased Premises (the "Completion Date"), except to the extent that there is an actual delay in the aggregated caused by any one or more of the following (a "Tenant Delay"):

                  (a) Tenant's request for Change Orders whether or not any such Change Orders are actually performed; or

                  (b) Contractor's performance of any Change Orders; or

                  (c) Tenant's request for materials, finishes or installations requiring unusually long lead times; or

                  (d) Tenant's delay in preparing, reviewing, revising or approving plans and specifications beyond the periods set forth herein; or

                  (e) Tenant's delay in providing information critical to the normal progression of the project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of such request for information from the Landlord; or

                  (f) Tenant's delay in making payments to Landlord for costs of the Initial Improvements and/or Change Orders in excess of the Landlord's Contribution; or

                  (g) Any other act or omission by Tenant, its agents, contractors or persons employed by any of such persons which causes actual delay in completion of construction.

The need to correct Punch List items shall not delay or affect the Completion Date or Lease Commencement Date. If the Completion Date and Lease Commencement Date are delayed due to Tenant Delay, then Landlord shall cause the contractor to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay, and the Lease Commencement Date shall be adjusted to reflect the actual delay caused by Tenant. Similarly, if any act or omission of Landlord, its agents, contractors or persons employed by any such persons causes actual delay in the completion of the Building or the Leased Premises, such act will be considered a "Landlord Delay" for purposes of Section 5 of the Lease.

         5. ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. To the extent possible consistent with the ongoing construction, Landlord and the Contractor shall allow Tenant and/or Tenant's agents access to the Leased Premises at least thirty (30) days prior to the substantial completion of the Leased Premises for the purpose of Tenant and/or Tenant's agents installing furniture, equipment or fixtures (including Tenant's data and telephone equipment and related cabling) in the Leased Premises, and for other activities related to Tenant's preparation for occupying the Leased Premises so long as Tenant and/or Tenant's agents do not unreasonably interfere with the work to be performed by Landlord or the Contractor in the Building and the Leased Premises or delay completion thereof, conditioned upon Tenant's:

                  (a) working in harmony with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Building;

                  (b) obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security satisfactory to Landlord for the completion thereof, and (ii) the contractor's affidavit for the proposed work and the waivers of lien from the contractor and all subcontractors and suppliers of material; and

                  (c) furnishing Landlord with such insurance as Landlord may require against liabilities which may arise out of such entry.

         Landlord's contractor may enforce jobsite procedures, safety requirements and similar matters and Tenant and its contractors will comply therewith. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property or installations in the Leased Premises prior to the Lease Commencement Date. Tenant shall protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of the activities of Tenant or its agents, contractors, suppliers or workmen in the Leased Premises or the Building. Any entry and occupation permitted under this Section shall be governed by all terms of the Lease. During the period of construction of the Tenant Improvements and Tenant's move into the Leased Premises, Tenant and Tenant's agents shall not be charged, directly or indirectly, for parking, restrooms, HVAC usage, electricity, water, elevator usage, loading dock usage, freight elevator usage, security, or similar services, nor will Basic Rent or Additional Charges be payable.

         6.       MISCELLANEOUS.

         Terms used in this Exhibit "C" shall have the meanings assigned to them in the Lease. The terms of this Exhibit "C" are subject to the terms of the Lease.


         7.       BENEFICIAL PRICING.

         Landlord will give Tenant the option of selecting Landlord's Building Standard items and receiving the same unit prices that Landlord received from Landlord's vendors including Contractor and the contractor for the Shell Improvements, if applicable and if then available. Landlord will work with Tenant in bidding out the Tenant Improvements and in planning the construction sequencing and all other aspects of the work so as to maximize Tenant' ability to reduce its costs by taking advantage of volume and other benefits, economies of scale and discounts accorded to Landlord.

         8.       CONSTRUCTION.

                  (b) Process and Schedule. Within ten (10) days after the selection of the Contractor, Landlord shall cause all necessary permits to be secured, and shall cause the Contractor to promptly commence and to complete construction in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of the Tenant Improvements and shall use its best efforts to ensure that the Leased Premises are substantially completed on or before the date prescribed in Section 5 of the Lease. All work shall be done in a good and workmanlike manner using quality materials and finishes as specified in the Plans or as set forth in Exhibit C-2 to this Work Letter as appropriate.

                  (c) Construction Standards. The Tenant Improvements shall comply in all respects with the following: (i) Requirements, as each may apply according to the rulings of the controlling public official, agent or other authority; (ii) building material manufacturer's specifications; and (iii) the Plans. Landlord shall obtain and pay for all necessary licenses, permits and certificates of occupancy required for the work to construct the Leased Premises.

                  (c) Warranties. Provided the specifications submitted for bids so provide, in the construction contract Landlord will obtain a warranty from the contractor that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than two (2) years from the date of completion thereof. Provided the specifications submitted for bids so provide, the construction contracts entered into by Landlord in connection with this Work Letter shall provide that each contractor and each subcontractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within two (2) years after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date of the Lease. The correction of defects in such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements and/or the Leased Premises that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship or with respect to the work shall be contained in each contract or subcontract, which contracts shall be written such that all guarantees and warranties and all other rights and remedies at law, in equity or by contract with respect to the work performed and the contractor's or subcontractor's obligations shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and shall be directly enforceable by either. Landlord covenants to give Tenant any assignment or other assurances which may be necessary to effect such rights of direct enforcement.

         9.       COMPLETION/PUNCH LIST.

                  The Leased Premises shall not be considered substantially complete until the Tenant Improvements have been completed in accordance with the Tenant Improvement Plans subject only to the completion of minor punch-list items that will not interfere with Tenant's use and occupancy of the Premises for the normal conduct of Tenant's business. Upon substantial completion of the Tenant Improvements, Landlord shall notify Tenant in writing and, within ten
(10) business days of Tenant's receipt of such notice, Landlord and Tenant shall conduct a "walk through" inspection of the Leased Premises and prepare a punch-list of known or apparent deficiencies or incomplete work required to be corrected or completed by Landlord pursuant to the Tenant Improvement Plans. Landlord, at Landlord's sole cost and expense, shall cause all punch-list items to be repaired or completed as soon as possible, but in no event later than thirty (30) days following the walk through inspection, unless and to the extent delays are unavoidable due to materials ordering periods. Latent or hidden defects in the Tenant Improvements shall be brought to Landlord's attention promptly upon Tenant's becoming aware of such defects. Landlord, at Landlord's sole cost and expense, shall promptly cause such defects to be repaired following receipt of notice thereof and Tenant shall have the same rights with respect thereto as set forth herein for all other punch-list items. Immediately prior to the delivery of the Leased Premises to Tenant, Landlord shall remove all rubbish and debris therefrom and thoroughly clean the Leased Premises.

         10.      REPRESENTATIVES AND NOTICES.

         Landlord and Tenant each appoint the following individuals to act as their respective representatives in all matters covered by this Work Letter.

Tenant's Representative:      Rick Krieger
                              1560 West Fountainhead Parkway, Suite 200
                              Tempe, Arizona 85282
                              Phone No.: (480) 317-8700
                              Fax No.:   (480) 317-8010


Landlord's Representative:     Michael Burke
                               MCW Holdings, L.L.C.
                               602 West First Street
                               Tempe, Arizona 85281-2606 (delivery)
                               P. O. Box 3065
                               Tempe, Arizona 85280-3065 (mail)
                               Phone No.: (480) 966-9600
                               Fax No.    (480) 966-4100

All inquiries, requests, instructions and authorizations and other communications with respect to the matters covered by this Work Letter will be submitted to the Landlord's Representative or Tenant's Representative, as the case may be. Each party may change its representative under this Work Letter at any time upon three (3) days prior written notice to the other party. Notices will be given in accordance with the notice provisions set forth in the Lease.

         11.      ARBITRATION.

         With the exception of Tenant's right to terminate under Paragraph 5 above or under Paragraph 2(b) of the Rider, any claim, dispute or other matter in controversy which cannot be resolved privately ("Dispute") concerning the matters covered by this Work Letter shall be resolved exclusively by arbitration in the city where the Building is located, governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., and administered by the American Arbitration Association ("AAA") under its Commercial Arbitration Rules and Construction Industry Rules, as applicable, in effect on the date the Dispute is submitted to arbitration, except that the arbitrator shall be an architect experienced in tenant improvement design and construction or an experienced tenant improvement construction contractor, in each case as appropriate to the matter in dispute, and, in either case, such arbitrators will be professionally licensed or certified to practice in their respective fields by the State in which the Building is located. If the parties cannot agree on a mutually acceptable single arbitrator from the one or more lists submitted by the AAA, the AAA shall designate a minimum of three (3) persons, who, in its opinion, meet the criteria set forth herein. Each party shall be entitled to strike one of such designees on a preemptory basis, indicating its order of preference with respect to the remaining designees, and the selection of the arbitrator shall be made from among such designees not so stricken by either party in accordance with their indicated order of mutual preference. The arbitrator shall base the arbitration award on accept design and construction industry customs and practices, applicable law and judicial precedent and, unless both parties agree otherwise, shall include in such award the findings of fact and conclusions of law or industry practice upon which the award is based. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The prevailing party in the arbitration shall be entitled to reasonable attorneys' fees and expenses incurred in the resolution of said Dispute.

         12.      DEFAULT.

         Any default under this Work Letter shall be considered a default under the Lease entitling the parties to the remedies set forth therein.Brickyard on Mill.

         13.      SATELLITE DISH.

         Subject to Tenant obtaining any required City or other permits, Tenant shall have the nonexclusive right to install a satellite communication device on the roof of the Building at a location and in a manner approved by Landlord. Tenant shall be responsible to maintain the satellite communication device in a good and safe condition at its sole cost and expense. Further, Tenant shall be solely responsible for any and all roof or other repairs, modifications, or supports required as a result of the installation, maintenance, other activities concerning and/or removal of the satellite dish and to cause all work to be done in a manner that will not void the applicable roof or other warranties. Tenant will follow reasonable directions of Landlord and/or its manager and/or roof contractor with respect to methods and location of access to the roof or other facilities described herein and the methods for installing, securing, repairing and removing the satellite communication device. The provisions of Sections 12 and 14 shall apply to all such work done by Tenant. Tenant promptly will pay any tax, license or permit fees charged pursuant to any law in connection with the installation, maintenance or operation of any satellite communication device and comply with all laws applicable to the same.

         14.      SPACE PLANNING ALLOWANCE.

         In addition to the payments described in Section 32 of the Lease, upon paying the TI Payment, Landlord will also reimburse Tenant for all of its space planning or other architectural costs for the Leased Premises, not exceeding fifty cent ($.50) per useable square foot of the Leased Premises.

                                  EXHIBIT C - 1

                              OFFICE LANDLORD WORK


The Landlord will construct the Building, including the area designated as the "Leased Premises" for the Tenant.

The Landlord has prepared or will prepare at its cost, all plans and specifications (the "Plans") which shall describe the Building, and which shall be used to obtain the approval of the City of Tempe and for the issuance of a "Shell Building Permit." The Scope of Work for the Building, which is the sole responsibility of the Landlord shall be portrayed in the "Plans". All Work associated with the development of the Building will be completed in accordance with current Building Codes, and other applicable State and Local Ordinances, and applicable ADA requirements. The Work shall be installed in a good and workmanlike manner, utilizing quality materials.

The Scope of Work shall be substantially completed in accordance with the "Plans".

LANDLORD'S SCOPE OF WORK


All of the items of Work specified herein shall be provided in accordance with the "Plans". All Work provided shall be installed in accordance with applicable Codes, as well as complying with all applicable State and Federal Codes and Ordinances. The term "provided" as used herein shall infer that the item has been furnished and installed at the sole expense of the Landlord.

BUILDING SHELL


The Landlord shall provide the "shell" building, which shall include:

1. A complete structural systems, including columns, beams, slab-on-grade or slab-on-slab floor constructions as portrayed in the "Plans";

2. A complete roofing system, including roof deck, substrate, roofing membrane and insulation as portrayed in the "Plans". Roof systems to result in a system which is resistant to weather/weather-tight according to industry standards;

3. A complete exterior wall/skin as shown in the "Plans". All exterior glazing/storefront; awning; decorative wall treatment; and other finishes that will be provided by the Landlord, shall be in accordance with the "Plans";

4. A smooth and level concrete floor slab or slab-on-slab in accordance with industry standards as shown in the "Plans". Where required and where shell construction schedule allows, and where agreement has been reached between the Landlord and the Tenant, provisions for under floor or through floor installations shall be made;

5. 2'x2' Acoustical ceiling grid and tile shall be stockpiled on the floor;

6.       Miniblinds shall be installed at all perimeter glazing;

7. Provisions shall have been installed for the bulk main piping and the secondary piping of an automatic, calculated, wet-pipe, fire sprinkler system;

8. Complete and operable landscaping, hardscape, sidewalks and other amenities as shown in the "Plan";

9. Complete and operable parking areas, including code required lighting, ventilation, drainage systems and fire suppressions systems shall be provided as shown in the "Plans";

10. Mechanical, Plumbing and Electrical provisions as described elsewhere herein: and

11. Designated areas outside the "Leased Premises" which shall accommodate trash collection points, dumpsters, etc. as portrayed in the "Plans".

PUBLIC UTILITY FACILITIES

The Landlord shall provide the following public utility provisions as shown on the "Plans", including:

1. Domestic water supply to "Leased Premises" located in the ceiling of the space as shown in the "Plans," without distribution piping, fixtures drains or hot water heater, etc.;

2. Sanitary sewer main to "Leased Premises" located below the floor as shown in the "Plan," without additional piping or fixtures, trim, etc.;

HAVC SYSTEMS

The Landlord shall provide an operable HVAC as shown in the "Plans," including:

1. An engineered heating and cooling system capable of maintaining and internal environment of 78 Fahrenheit in operational cooling mode (summer) and 72 Fahrenheit in heating mode (winter). System to be closed loop, chilled water system with remote air handlers;

2. The condenser loop piping for the HVAC system shall be provided within the ceiling space of the "Leased Premises," ready for additional piping and trim work by Tenant.

3. Installed heat pumps (1 ton per 350 S.F.); Ek piping and primary duct run will be installed in "Leased Premises".

ELECTRICAL SYSTEM

1.       A primary power distribution system as shown in the "Plans;"

2.       All connections to HVAC equipment being installed by Landlord in shell;

3. 2X4 Parabolic fluorescent light fixtures (1per 80 usf) Stockpiled on the floor.

                     OFFICE BUILDING STANDARD SPECIFICATIONS


                                  EXHIBIT C - 2



         ITEM                                    PRODUCT DESCRIPTION
         ----                                    -------------------

Corridor Partitioning              3-5/8", 25 ga. Metal studs at 24" O.C. with
                                   one layer 5/8" Type X gypsum board one side and two layers 5/8" type X gypsum board one side. Partition extends to underside of floor deck above painted with two coats eggshell paint and 21/2" rubber straight base on tenant side of wall. Provide a smooth finish wall at corridor side of wall. Partition will include R-11 insulation batts and acoustical caulking at floor deck above and floor. Note:
                                   Cost of wall split so building cost includes half of wall construction and wall finish for corridor side of wall. Tenant cost includes half of wall construction and tenant wall finish.

Demising Partitioning              3 - 5/8", 25 ga. Metal studs at 24" O.C. with
                                   two layers 5/8" gypsum board both sides.
                                   Partition extends to floor deck above.
                                   Partition will include R-11 insulation batts and acoustical caulking at floor decking above and floor. Partition painted with two coats eggshell paint and smooth finished with 21/2 rubber straight base on Tenant side.
                                   Cost of wall will be equally divided between adjoining tenants.

Tenant Partitioning 3 - 5/8", 25 ga. Metal studs at 24" O.C. with one layer 5/8" gypsum wall board both sides. Partition to extend from floor to underside of ceiling grid with smooth finish and two coats eggshell paint, 21/2" straight rubber base both sides at carpet and 21/2" coved rubber base at all VCT areas.

Partial Height Partitioning        3 - 5/8". 25 ga. Metal studs at 24" O.C. 3" x
                                   3" x 1/2" steel tube wall brace at 6'-0" o.c.
                                   for wall lengths over 6'-0" and at each end of wall with one layer 5/8" gypsum wall board both sides. Partition to extend from floor to + 42" A.F.F. or as indicated per tenant -- drawings, painted with a smooth eggshell finish and a 21/2" straight rubber base sides.

Tenant Entry Doors                 Recessed 3'-0" X 8' - 10" X
                                   1-3/4" solid core stained wood veneer door
                                   (species to be determined). Entry door to include a single, 2'-0" x 8'-10" clear glass sidelite in frame integral with door. Door and sidelite to have aluminum frame to match building storefront finish.

Tenant Interior Doors              3'-0" x 8'-10" solid core
                                   stained wood veneer doors (species to be determined) in aluminum frame to match building storefront finish.

Tenant Entry Hardware              Lever mortise lockset, satin stainless steel
                                   finish with closer.

Tenant Interior Door Hardware      Lever mortise passage latchset, satin
                                   stainless steel finish.

Acoustical Ceiling                 Stockpiled suspended white 2' x 2' ceiling
                                   tile, non-directional/fissured, beveled edge tegular, white: Ceiling grid, 9/16 narrow profile, white.

                                   Ceiling height in all tenant areas and
                                   corridors to be 9'. Stockpiled tile and grid by Landlord as part of shell building.

Tenant Light Fixtures              2' x 4' recessed parabolic
                                   fluorescent, 3-tube 18-cell fixture,
                                   stockpiled by Landlord as part of shell
                                   building (1 fixture per 80 U.S.F.). Tenant responsible for additional fixtures in excess of Landlord provided fixtures.

Light Switches                     Single pole switch with coverplate and toggle
                                   switch. (White) Duplex wall outlet with
                                   coverplate and plugs.(White)

Electrical Convenience             Outlet Duplex wall outlet with coverplate and
                                   plugs. (White)

Telephone Data Outlets             Building standard rough-in box. Tenant will
                                   coordinate with their respective
                                   communication equipment company for detailed requirements for inclusion into construction plans and schedule.

Telephone Mounting Board           4' x 4' painted plywood mounted board.

Exit Lights                        Stencil faced fixture to match shell building
                                   signs.

Heating, Venting, Air

Conditioning (HVAC)                Duct work as required, with 2' x 2' diffusers
                                   and thermostat control in Tenant areas. Any special requirements may result in additional cost to Tenant.

Floor Coverings (Tenant)           Building standard carpet: 30-oz. Cut pile
                                   face weight or equal. Direct glue down
                                   installation.

Window Coverings                   1" Mini-blinds installed by Landlord in shell
                                   building.

Fire Protection Sprinkler System   Sprinkler heads shall be semi-recessed
                                   pendants with white escutcheons.

Signage Building Standard tenant identification and suite number in lobby directory and at tenant entry.

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

         Tenant expressly covenants and agrees, at all times during the Term, and at such other times as Tenant occupies the Leased Premises or any part thereof, to comply, at its own cost and expense, with the following:

         1. Any handling of freight for any purpose, or deliveries to or from the Leased Premises, shall be made in a manner which is consistent with good commercial retail and/or office building practices and only at such times, in such areas, and through such entrances and exits as are from time to time designated for such purposes by Landlord. Any truck or machine used for handling freight or making deliveries in the Leased Premises or in the Building shall have rubber wheels only.

         2. All garbage and other refuse shall be kept inside the Leased Premises in the type of container specified by Landlord until such time as it is to be collected. All garbage shall be prepared for collection, and collected in the manner and at the times and places specified by Landlord. If Landlord elects to furnish or designate any service for the removal of garbage and other refuse, Tenant shall use such service. Tenant shall not be obligated to pay more for such service than the prevailing competitive rates charged by reputable, independent trash removal contractor' for equal service on a direct and individual basis. If furnished or billed by or through Landlord, Tenant shall pay for such service monthly as Additional Rent. Landlord may also provide trash compactors for compacting Tenant's trash and add the cost thereof to Landlord's Operating Costs. If Landlord does not provide such service, Tenant shall be solely responsible for contracting for the removal of all garbage and other refuse from the Leased Premises and shall pay promptly all charges therefor.

         3. Tenant shall not (i) suffer, allow or permit any vibration, noise, odor or flashing or bright light to emanate from the Leased Premises or from any machine or other installation located therein, or otherwise suffer, allow or permit the same to constitute a nuisance to or interfere with the safety, comfort or convenience of Landlord or of any other occupant or user of the Building; (ii) display, paint, or place any handbills, bumper stickers or other advertising devices on any vehicle(s) parked in the parking area(s) of the Building, whether belonging to Tenant, its employee(s), or any other person(s);
(iii) solicit business or distribute any handbills or other advertising materials in the Common Areas; (iv) conduct or permit any activities in the Building that might constitute a public or private nuisance; (v) permit the parking of any vehicles or the placement of any displays, trash receptacles or other items, so as to interfere with the use of any driveway, fire lane, corridor, walkway, parking area, mall or any other Common Area; (vi) use or occupy the Leased Premises or permit anything to be done therein which in any manner might cause injury or damage in or about the Building; or (vii) use or occupy the Leased Premises in any manner which is unreasonably annoying to other tenants in the Building unless directly occasioned by the proper conduct of Tenant's business in the Leased Premises.

         4. Tenant shall secure and protect the Leased Premises, and all property located within the Leased Premises. Tenant acknowledges and agrees that it, and not Landlord, is solely responsible for securing and protecting the Leased Premises, and all property located within the Premises.

         5. Tenant shall use the plumbing within the Leased Premises and the Building only for the purpose for which it is designed. Tenant shall be solely responsible for any breakage, stoppage or damage resulting from its violation of this provision, and shall pay any costs associated therewith to Landlord upon demand as Additional Rent.

         6. Tenant shall contract for and utilize termite and pest extermination services for the Leased Premises, and with such contractor, as Landlord may from time to time designate. Tenant shall not be obligated to pay more for such service than the prevailing competitive rate charged by reputable, independent contractors. If Landlord does not designate such contractor, Tenant may employ a reputable contractor of its choosing, subject to Landlord's prior written consent.

         7. Tenant shall install and maintain at all times a display of merchandise in the display windows (if any) of the Leased Premises and shall keep such display windows well lighted during all Building business hours and for at least one (1) hour thereafter. All articles, and the arrangement, style, color and general appearance thereof, shall be in keeping with the character and standards of the Building as reasonably determined by Landlord.

         8. Tenant shall participate in any window cleaning program that may be established by Landlord. Tenant shall not be obligated to pay more for its participation in such window cleaning program than the prevailing competitive rate charged by reputable independent window cleaning contractors for equal service on a direct and individual basis.

         9. If Tenant undertakes any construction activities which causes any work stoppage, picketing, labor disruption or dispute, so as to interfere with the Landlord's construction activity at the Building, Tenant shall, upon request from Landlord, immediately suspend any construction work being performed in the Leased Premises giving rise to such labor problems, until such time as Landlord has completed its construction activity and notified Tenant that Tenant's construction may resume. Tenant shall have no claim for damages of any nature against Landlord for such suspension nor shall the Term Commencement Date be extended as a result thereof.

         10. Tenant shall promptly obtain all permits, including occupancy permits, for the Leased Premises or its use thereof. Tenant shall pay before delinquency all license and permit fees, and other charges of a similar nature, for the conduct of any business in, or any use of, the Leased Premises. Upon request Tenant shall provide to Landlord a copy of all its permits, including the certificate of occupancy.

         11. Tenant shall not conduct or permit to be conducted any auction, fire, "going out of business" or similar type of sale (whether real or fictitious) from the Leased Premises; provided, however that this provision shall not restrict the absolute freedom (as between Landlord and Tenant) of Tenant to determine its own selling prices nor shall it preclude periodic, seasonal, promotional or clearance sales held in the ordinary course of business.

         12. Tenant shall not place a load on any floor in the Building which exceeds the load which the floor was designed to carry, or which may result in improper weight distribution on such floors.

         13. Tenant shall not install, operate or maintain in the Leased Premises, or in any other area of the Building, electrical equipment which does not bear the Underwriters Laboratories seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation.

         14. To the extent required by Landlord or by any law, rule, regulation, guideline or order, Tenant shall provide sound barriers for all mechanical systems serving the Leased Premises.

         15. Tenant shall not store, display, sell, or distribute any alcoholic beverages, dangerous materials, flammable materials, explosives, or weapons in the Leased Premises, or conduct any unsafe activities therein, unless permitted pursuant to Section 1.1.

         16. Except to the extent permitted in Section 1.1., Tenant shall not sell, distribute, display or offer for sale (i) any paraphernalia commonly employed in the use or ingestion of illicit drugs, or (ii) any x-rated, pornographic, lewd, or so-called "adult" newspaper, book, magazine, film, picture, video tape or video disk.

         17. Tenant shall comply with all statutes, laws, rules, orders, regulations and ordinances affecting the Leased Premises and all the orders or recommendations of any insurance underwriters, safety engineers, and loss prevention consultants as may from time to time be consulted by Landlord. In no event shall Tenant use the Leased Premises for purposes which are prohibited-,by zoning or similar laws or regulations, or covenants, conditions or restrictions of record. Tenant acknowledges and agrees it is solely responsible for determining if its business complies with the applicable zoning regulations, and that Landlord makes no representation (explicit or implied) concerning such zoning regulations.

         18. Tenant shall not operate or permit to be operated in the Leased Premises any automatic teller machines, or any coin or token operated vending machine or similar device including, without limitation, telephones, lockers, toilets, scales, amusement devices, and machines for the sale of beverages, foods, candy, cigarettes or other goods, except for food and drink vending machines and microwave ovens and similar appliances for employee use.

         19. No radio or television aerial or other device may be erected by Tenant on the roof or on any exterior wall of the Leased Premises, or in the Building, without Landlord's prior written consent which consent will not be unreasonably withheld or delayed. Any aerial or other device installed without such written consent shall be subject to removal by Landlord, at Tenant's sole risk and expense, without notice.

         20. Tenant shall comply with all other reasonable rules and regulations from time to time established by Landlord which apply generally to all other tenants (other than major tenants) in the Building.

                                   EXHIBIT "E"

                              ESTOPPEL CERTIFICATE

To:




Gentlemen:

         In connection with the sale or mortgage of the ____________________ Building (the "Property"), the undersigned Property tenant ("Tenant"), having reviewed the provisions of that certain lease pursuant to which Tenant presently holds a leasehold interest in a portion of the Property (the "Lease"), hereby agrees to and certifies as follows, except as otherwise stated herein:

         1. Buyer or mortgagee may rely on the information set forth in this Estoppel Certificate in purchasing or lending on the Property.

         2. The rentable area under the Lease is approximately ____________ (_________) square feet. The Basic Rent is currently __________ and increases by _________. The due date of monthly payments under the Lease is the _______ (______) day of each month.

         3. The Lease Term commenced on ___________________, ____, and will expire on _________________, _______. The following fully identifies all options held by Tenant under the Lease, including, but not limited to, renewal, expansion, extension and purchase options:
_______________________________________________________________________________
_______________________________________________________________________________
______________________________________________________________________________.

         4. Attached to this Estoppel Certificate and incorporated herein by this reference is a true, correct and complete copy of the Lease, including all amendments and modifications thereof. The Lease presently is in full force and effect.

         5. Tenant has accepted possession of the premises described in the Lease; and all improvements and all items of an executory nature pertaining thereto have been completed to Tenant's satisfaction, and any tenant improvement or other allowance in the Lease has been paid or satisfied.

         6. All utilities required for the use of the premises described in the Lease are installed and adequate to service Tenant's needs.

         7. There is no default or event that with the passing of time and/or the giving of notice would constitute a default on Tenant's part (or, to the best of Tenant's knowledge, on the part of the landlord) under the Lease.

         8. No rentals are accrued and unpaid or prepaid for more than one (1) month under the Lease; and there is no free rent or security deposit except as may be stated in the Lease. Any such security deposit is in the possession of the landlord in the full amount stated in the Lease.

         9. Tenant has no defense, set-off or counterclaim related to its obligations under the Lease or against the landlord.

         10. Other than the matters referred to in the preamble above, Tenant has not received any notice of any sale, transfer, assignment, hypothecation, mortgage or pledge of landlord's interest in the Lease.

         11. Except as otherwise provided herein, Tenant hereby acknowledges and agrees that landlord pursuant to the Lease has fulfilled all its obligations and warranties therein, and that assignment of the Lease to a buyer or as security to a lender shall not constitute a default or breach of any of the terms and conditions of the Lease, and that after the assignment, any buyer shall be substituted in all respects as the landlord under the terms and conditions of the Lease.

         12. Tenant has not assigned or transferred any of its interest in the Lease nor subleased any portion thereof to another.

         DATED AS OF ______________________, _____.

                                    TENANT: ____________________________________



                                            By:_________________________________
                   Its:______________________________________

                                   EXHIBIT "F"

                                    GUARANTY

RECITALS:

         (A) Integrated Information Systems, Inc. ("Tenant") is desirous of entering into that certain Office Lease Agreement dated October 5, 1999 ("Lease"), whereby Tenant will lease from MCW Brickyard Commercial, L.L.C., an Arizona limited liability company ("Landlord") that certain real property known as Suite 400, Bank of America Building, 699 South Mill, Tempe, Arizona, and all improvements located thereon (the "Leased Premises").

         (B) Landlord has required Jim and Julie Garvey (collectively "Guarantor") to execute this Guaranty (the "Guaranty"), as a condition of Landlord entering into the Lease.

         (C) In order to induce Landlord to enter into the Lease which is being executed simultaneously herewith, the undersigned Guarantor has agreed to execute this Guaranty.

         NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Guarantor hereby agrees as follows:

AGREEMENT:

         FIRST: Guarantor hereby covenants and agrees with Landlord: (i) if not done by Tenant prior to the expiration of any applicable notice and cure periods; to make the due and punctual payment of all rent, expenses, costs, monies and charges expressed to be payable under the Lease; (ii) if not done by Tenant prior to the expiration of any applicable notice and cure periods, to render prompt and complete performance of all and each of the terms, covenants, conditions and provisions contained in the Lease on the part of Tenant to be kept, observed and performed; and (iii) to indemnify and save harmless Landlord from any loss, costs or damages arising out of any failure by Tenant to pay the rent, expenses, costs, monies and charges payable under the Lease or the failure by Tenant to perform any of the terms, covenants, conditions and provisions contained in the Lease. This Guaranty will terminate when and if the original Tenant becomes a publicly traded corporation (i.e., whose stock is traded on a public securities market in the United States). In addition, provided Tenant fully and timely performs all of its obligations under the Lease or cures any breach within any allowed cure period set forth in the Lease, then upon completion of each complete calendar year of the Term for which Landlord has timely received all Rent and charges, the term for which this Guaranty shall be outstanding shall be reduced by one (1) calendar year. For example, at the end of the first calendar year of the Lease Term (i.e., one (1) year from the Lease Commencement Date), provided there has been no breach or default and Landlord has timely received all rent and charges, this Guaranty will then be deemed to expire after the ninth (9th) calendar year of the original Lease Term, provided that there is no breach or default hereunder prior to the end of such ninth
(9th) calendar year.

         SECOND: Guarantor acknowledges that all of its obligations under this Guaranty are independent of and joint and several with the obligations of Tenant under the Lease and, in the event of a default under the Lease, Guarantor waives any right to require Landlord to: (i) first proceed against Tenant or pursue any rights or remedies under or with respect to the Lease; (ii) proceed against or exhaust any security that Landlord holds from Tenant; or (iii) pursue any other remedy whatsoever in Landlord's power. Landlord shall have the right to enforce this Guaranty regardless of the acceptance of additional security from Tenant and regardless of the release or discharge of Tenant by Landlord or by others, or by operation of law. This is a Guaranty of payment and performance, not of collection.

         In any action to enforce this Guaranty, Guarantor may assert and raise any defenses available to Tenant relating to (a) negotiations, discussions and circumstances preceding or surrounding, and related to, the execution of the Lease and the terms thereof; (b) the terms, provisions, conditions and requirements of the Lease, including the obligations of Landlord and Tenant under the Lease; and (c) the nature or condition of the Premises, but Guarantor may specifically and expressly not assert, raise, rely on or otherwise utilize or attempt to utilize any other defenses, justifications or excuses for its nonperformance of this Guaranty, including but not limited to any related to (i) bankruptcy, reorganization, insolvency, readjustment of debt, winding up, dissolution, liquidation or receivership by or for Tenant, or (ii) inability of Tenant to pay or perform its debts or obligations, including but not limited to Tenant's inability to pay or perform its debts or obligations under or in connection with the Lease.

         THIRD: Guarantor hereby expressly waives (i) notice of the acceptance of this Guaranty; and (ii) the provisions of A.R.S. Sections 12-1641 and 12-1642 Arizona Rules of Civil Procedure, Rule 17(F), and any successor statutes or rules. Guarantor waives any homestead or exemption right. Any married person who is a Guarantor agrees that recourse may be had against all separate and community property of such person.

         FOURTH: Without limiting the generality of the foregoing, the liability of Guarantor under this Guaranty shall not be deemed to have been waived, released, discharged, impaired or affected by reason of any waiver or failure to enforce any of the obligations of the Tenant under the Lease, or assignment of the Lease, or the subletting of the Premises by Tenant, or the release or discharge of Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Lease by any party in any action or proceeding, and shall continue with respect to the periods prior thereto and thereafter. Guarantor's liability for obligations of Tenant arising or accruing during the term of the Lease shall not be affected by the subsequent expiration or termination of the term of the Lease, and after any expiration or termination of the Lease, Guarantor shall be fully responsible for all post-expiration or post-termination obligations of Tenant pursuant to the Lease. The liability of the Guarantor shall not be affected by any repossession of the Premises by Landlord. Guarantor shall pay when due from Tenant any balance owing to Landlord from time to time, immediately upon being given written notice of demand by Landlord in the manner for providing notice set forth in the Lease, at its address set forth below.

         FIFTH: The obligation of Guarantor shall not be extended to any modification of the Lease, unless such modification is expressly consented to by Guarantor in writing.

         SIXTH: Guarantor shall pay Landlord's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection of this Guaranty or in any negotiations relative to the obligations hereby guaranteed.

         SEVENTH: Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed,
Guarantor: (i) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor in compliance with the obligations of the Guarantor hereunder; (ii) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; and (iii) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to the Landlord under the Lease.

         EIGHTH: The liability of Guarantor under this Guaranty shall continue until the expiration of all periods within which any amount at any time paid on account of the obligations guaranteed hereby may be required to be restored or returned by Landlord upon the bankruptcy, insolvency or reorganization of Tenant, any other guarantor or any other person. If any amount at any time paid on account of the obligations guaranteed hereby is required to be restored or returned by Landlord as a result of any such bankruptcy, insolvency or reorganization, Guarantor shall be liable under this Guaranty with respect to such amount as if such amount was never paid.

         NINTH: This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and the Landlord.

         TENTH: All of the terms, agreements and conditions of this Guaranty shall extend to and be binding upon Guarantor, and the successors and assigns of Guarantor and shall inure to the benefit of and may be enforced by Landlord, its successors and assigns as the owner(s) of the property containing the Leased Premises, and the holder of any mortgage to which the Premises may be subject at any time or from time to time. Without limiting the generality of the foregoing, Landlord may, without notice, assign this Guaranty to any party to whom its interests in the Lease have been assigned, or have been otherwise transferred, or to any party succeeding in any manner to the interest of Landlord. Upon request, Guarantor will execute a new Guaranty, in the form hereof, in favor of any such successor.

         ELEVENTH: The use of the singular herein shall include the plural. This Guaranty shall be governed by the laws of the State of Arizona. Guarantor consents to and agrees that the courts in Maricopa County, Arizona shall have proper jurisdiction and venue for any actions brought to enforce or with respect to this Guaranty. This is a continuing and irrevocable Guaranty and shall remain in full force until each of the obligations guaranteed hereby is satisfied in full.

         TWELFTH: Guarantor agrees and acknowledges that Landlord is relying on the assets of Guarantor as presented by Guarantor to Landlord as of the date of this Guaranty. Guarantor will not transfer any assets to any affiliated entity, other affiliate or other party, except upon receipt of reasonable consideration representing the full value thereof.

         DATED:  October 5, 1999.


                                   Jim Garvey

                                   Julie Garvey


                                                    "GUARANTOR"

STATE OF ARIZONA                    )
                                    ) ss
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this     day of
October, 1999, by Jim Garvey and Julie Garvey.




                                   Notary Public

My Commission Expires:

                                   EXHIBIT "G"

                     CONFIRMATION OF LEASE COMMENCEMENT DATE


Landlord:                                   MCW Brickyard Commercial, L.L.C.

Tenant:                                     ________________________________

         This Confirmation is made by Landlord and Tenant pursuant to that certain Lease dated as of __________________, ____ (the "Lease") for certain premises known as Suite ______ in the Building commonly known as ______________ Building (the "Leased Premises"). This Confirmation is made pursuant to Section 5(c) of the Lease.

         1. Lease Commencement Date, Termination Date. Landlord and Tenant hereby agree that the Lease Commencement Date of the Lease is ___________________, ____, and the termination date of the Lease Term is
___________________, 200_.

         2. Square Footage; Basic Rent; Tenant's Proportionate Share. Landlord and Tenant agree that the leaseable square footage of the Leased Premises is _____________; the initial Basic Rent is $_____________ per month and $_____________ per year; and Tenant's Proportionate Share is ______%.

         3. Acceptance of Premises. Tenant has inspected the Leased Premises and affirms that the Leased Premises is acceptable in all respects in its current "as is" condition.

         4. Incorporation. This Confirmation is incorporated into the Lease, and forms an integral part thereof. This Confirmation shall be construed and interpreted in accordance with the terms of the Lease for all purposes.

                                            TENANT:


                                            ________________________________

                                            By _____________________________

                                                     Its ___________________



                                            LANDLORD:

                                            MCW BRICKYARD COMMERCIAL, L.L.C.

                                            By _____________________________

                                                     Its ___________________

                                   EXHIBIT "H"

                     ESTIMATED FIRST YEAR OPERATING EXPENSES

                                   EXHIBIT "I"

                         PRO FORMA 2000 BUDGET OF TENANT

                                   EXHIBIT "J"

                    NON-DISTURBANCE, ATTORNMENT, ESTOPPEL AND
                             SUBORDINATION AGREEMENT

                                      J-1